  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                                 REGISTRATION NO. 333-11137
                                                                        811-1930

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM N-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                         PRE-EFFECTIVE AMENDMENT NO.                         [_]

                      POST-EFFECTIVE AMENDMENT NO. 1                    [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                             AMENDMENT NO. 29                           [X]

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY

                        (NAME OF INSURANCE COMPANY)
                  ONE MADISON AVENUE, NEW YORK, NEW YORK 10010
          (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES)

           INSURANCE COMPANY'S TELEPHONE NUMBER: (212) 578-5364

NAME AND ADDRESS OF AGENT FOR SERVICE:    COPY TO:


Gary A. Beller, Esq.                      John M. Loder, Esq.
Metropolitan Life Insurance Company       Ropes & Gray
One Madison Avenue                        One International Place
New York, New York 10010                  Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box)

    [_] immediately upon filing pursuant to paragraph (b)

    [X] on May 1, 1997 pursuant to paragraph (b)

    [_] 60 days after filing pursuant to paragraph (a)(1)

    [_] on (date) pursuant to paragraph (a)(1)

    [_] 75 days after filing pursuant to paragraph (a)(2)

    [_] on (date) pursuant to paragraph (a)(2)

The issuer has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The issuer filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1996 on February 25, 1997.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           CROSS REFERENCE SHEET

FORM N-3                                              CAPTION IN STATEMENT OF ADDITIONAL
ITEM NO.       CAPTION IN PROSPECTUS                  INFORMATION
--------       ---------------------                  ----------------------------------
 1             Cover Page
 2             Special Terms
 3             Highlights
 4(a),(b)      Per Unit Income and Capital Changes;
               Financial Statements
 4(c)          Fund Performance
 5             Description of the Company and the
               Fund; Investment Objective, Policies
               and Restrictions
 6             Description of the Company and the
               Fund; Deductions and Expenses
 7             Deductions and Expenses
 8             Description of the Company and the
               Fund; The Variable Annuity Contracts;
               Voting Rights
 9             The Variable Annuity Contracts
10             The Variable Annuity Contracts
11             The Variable Annuity Contracts;        Net Investment Factor
               Deductions and Expenses; Cover Page
12             The Variable Annuity Contracts
13             The Variable Annuity Contracts;
               Federal Income Tax Status; Retirement
               Plans Offering Federal Tax Benefits
14             Inapplicable
15             Back Cover
16                                                    Cover Page
17                                                    Table of Contents
18                                                    History
19                                                    Investment Objective and Policies
20                                                    Management of the Fund
21                                                    Investment Advisory and Other Services
22                                                    Portfolio Transactions and Brokerage
                                                      Commissions
23             The Variable Annuity Contracts;
               Deductions and Expenses
24                                                    Inapplicable
25(c)                                                 Calculation of Performance Data
26                                                    Annuity Payments
27                                                    Financial Statements

                          PROSPECTUS
                          NEW ENGLAND VARIABLE ANNUITY FUND I
                          Individual Variable Annuity Contracts
                          -----------------------------------------------------
                          Issued by
                          Metropolitan Life Insurance Company
                          One Madison Avenue, New York, New York 10010

                          Designated Office:
                          New England Life Insurance Company
                          501 Boylston Street, Boston, Massachusetts 02116
                          (617) 578-2000

                               MAY 1, 1997

  This prospectus describes individual variable annuity contracts for use with various retirement plans that qualify for tax-benefited treatment under the Internal Revenue Code (the "Code"), for individual use and for use with plans and trusts not qualifying under the Code for tax-benefited treatment. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. Net purchase payments with respect to the contracts are invested in New England Variable Annuity Fund I (the "Fund"), a separate investment account of Metropolitan Life Insurance Company (the "Company"). The investment objective of the Fund is growth of capital through investment principally in equity securities of a diversified group of companies and industries.

  The contracts were initially issued by New England Mutual Life Insurance Company ("The New England"), which merged with and into the Company on August 30, 1996, with the Company surviving.

  Although this prospectus describes the terms of the contracts, no new contracts are being offered at this time. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.

  This prospectus should be read carefully and retained for future reference. It sets forth information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund is contained in a Statement of Additional Information dated May 1, 1997, which has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears on page 23 of this prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.

  New England Securities, an indirect subsidiary of the Company, serves as principal underwriter for the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
SPECIAL TERMS
-------------------------------------------------------------------------------

 As used in this prospectus, the following terms have the indicated meanings:

 Annuitant: the person on whose life the variable annuity contract is issued.

 Fund: a separate investment account of the Company through which amounts at-tributable to the variable annuity contracts offered hereby are set aside and invested.

 Payee: any person entitled to receive payment in one sum or under a payment option. The term includes (i) an Annuitant, (ii) a beneficiary or contingent beneficiary who becomes entitled to payments upon death of the Annuitant, and
(iii) in the event of surrender or partial surrender of the contract, the Contractholder.

 Contractholder: the person or entity with legal rights of ownership in a variable annuity contract.

 Deferred Contract: a variable annuity contract in which annuity payments are to commence on a selected future maturity date.

 Immediate Contract: a variable annuity contract in which annuity payments are to commence at a date agreed upon by the Company and the Contractholder, which date is normally the date the purchase payment is applied.

 Purchase Payments: amounts paid to the Company by or on behalf of the Annui-tant to purchase a variable annuity.

 After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

 Net Purchase Payments: the balance of purchase payments remaining after first deducting any applicable state premium taxes and after further deducting sales and administrative expenses.

 Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract prior to application under a payment option.

 Annuity Period: the period commencing when amounts accumulated under a de-ferred annuity contract are applied under a payment option. An immediate annu-ity contract is always in the annuity period.

 Accumulation Unit: an accounting device used to measure the value of a con-tract before annuity payments begin.

 Annuity Unit: an accounting device used to calculate the dollar amount of an-nuity payments.

 Maturity Date: the date on which annuity payments are scheduled to commence.

 Designated Office: The Company's Designated Office for receipt of Purchase Payments, requests and elections, and communications regarding death of the Annuitant is New England Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116, (617) 578-2000.

-------------------------------------------------------------------------------
                                  HIGHLIGHTS
-------------------------------------------------------------------------------

  VARIABLE ANNUITY CONTRACTS -- This prospectus describes individual variable annuity contracts for individual use and for use with retirement plans, including the following plans that qualify for tax-benefited treatment: (1) retirement plans qualified under Section 401(a), 401(k), or 403(a) of the Code ("Qualified Plans"); (2) annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans"); (3) individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"); (4) eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and (5) governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  The basic objective of the contracts is to provide annuity payments that will tend to conform more closely than a fixed annuity would to changes in the cost of living. To this end, annuity payments under the contracts are based on the changing values of the assets held in the Fund.

  THE COMPANY -- The contracts were initially issued by The New England. On August 30, 1996, The New England merged with and into the Company. Upon consummation of the merger, The New England's separate corporate existence ceased by operation of law, and the Company assumed legal ownership of all of the assets of The New England, including the Fund and its assets. As a result of the merger, the Company also has become responsible for all of The New England's liabilities and obligations, including those created under the contracts. The contracts have thereby become variable contracts funded by a separate account of the Company, and each contractholder has thereby become a policyholder of the Company. The merger is not expected to have any adverse tax consequences on Contractholders.

  THE FUND'S ADVISER -- Capital Growth Management Limited Partnership ("CGM") serves as investment adviser to the Fund for a fee equal to an annual rate of
 .3066 of 1% of the Fund's average daily net assets. (See "Investment Advisory Services and Deductions.")

  PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. From each purchase payment there are first deducted any applicable state premium taxes, which currently range up to 2%. Deductions are then made from each after-tax purchase payment for sales and administrative expenses. Such expenses may aggregate up to 9.9% of the net purchase payment (9% of the after-tax purchase payment) for flexible payment deferred contracts and 8.7% of the net purchase payment (8% of the after-tax purchase payment) for single purchase payment deferred or immediate contracts. The deduction from any purchase payment for sales expenses will not exceed 6% of the after-tax payment. Reduced sales charges are applicable in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

  OTHER DEDUCTIONS -- The Company is compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal, on an annual basis, to a maximum of .9490 of 1% for deferred contracts and .6935 of 1% for immediate contracts. (See "Mortality and Expense Risks and Deductions.")

  SURRENDER OF CONTRACT -- Before annuity payments are to commence, Contractholders may surrender their contracts without charge, for their cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).")

-------------------------------------------------------------------------------
                                 EXPENSE TABLE
-------------------------------------------------------------------------------

  The following table lists the charges and expenses incurred with respect to purchase payments invested under the contracts. The items listed include charges deducted from purchase payments and charges assessed against the Fund's assets. The purpose of the table is to assist you in understanding the various costs and expenses which you will bear, directly and indirectly, as a Contractholder.(1)

CONTRACTHOLDER TRANSACTION EXPENSES

                                       FLEXIBLE PURCHASE     SINGLE PURCHASE
                                       PAYMENT CONTRACTS    PAYMENT CONTRACTS
                                       ------------------ ---------------------
Sales Load Imposed on Purchases (as a
 percentage of purchase payments
 after deduction of any applicable
 premium tax)........................          6.0%       6.00% of first $5,000
                                                          3.75% of next $95,000
                                                          1.75% of excess
Administrative Charge Imposed on
 Purchases (as a percentage of
 purchase payments after deduction of
 any applicable premium tax).........  3.00% of first $46 2.00% of first $5,000
                                       2.00% of excess    0.25% of excess
Maximum Premium Tax Charge Imposed on
 Purchases (as a percentage of
 purchase payments)(2)...............         2.0%                 2.0%

ANNUAL EXPENSES
 (as a percentage of average net assets)(3)

   Management Fee......................................................... 0.31%
   Expense Risk Fee....................................................... 0.11%
   Mortality Risk Fee(4).................................................. 0.84%
   Other Expenses......................................................... 0.08%
                                                                           ----
     TOTAL ANNUAL EXPENSES................................................ 1.34%

EXAMPLE (5)

  There are no extra expenses if you surrender or annuitize your contract. At the end of the applicable time period, you would have paid the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
For a flexible purchase payment deferred con-
 tract:                                         $93    $119    $148     $228
For a single purchase payment deferred con-
 tract(6):                                      $93    $119    $147     $228

-------
NOTES:
(1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if the Contractholder elects to transfer the proceeds of the contract from the Fund to the Company's general assets. (See "Fixed Payment Options.")
(2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by the Company is 2%. In certain states, the premium tax may be deducted from the contract value when the contractholder elects to commence annuity benefits rather than from purchase payments as they are received. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")
(3) The percentages shown in the Annual Expenses portion of the table have been rounded off to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")
(4) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for such a contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")
(5) The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The figures assume that no premium tax has been deducted from purchase payments. Also, all expense amounts have been rounded off to the nearest dollar.
(6) The minimum purchase payment for a single purchase payment contract is $2,000. However, no new contracts are being offered at this time.

                     PER UNIT INCOME AND CAPITAL CHANGES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)
    (The information in this table relating to the five most recent fiscal years has been derived from financial statements audited by Coopers &
  Lybrand L.L.P., independent accountants, whose report thereon accompanies the financial statements of the Fund.)

                                                   YEAR ENDED DECEMBER 31
                            ------------------------------------------------------------------------
                             1996   1995   1994    1993   1992    1991   1990   1989   1988    1987
                            ------ ------ ------  ------ ------  ------ ------ ------ ------  ------
  Income and expenses:
   Total investment
    income................  $  .28 $  .24 $  .29  $  .16 $  .25  $  .24 $  .16 $  .22 $  .32  $  .12
   Operating expenses.....     .24    .19    .16     .15    .14     .13    .10    .09    .09     .10
                            ------ ------ ------  ------ ------  ------ ------ ------ ------  ------
   Net investment income..  $  .04 $  .05 $  .13  $  .01 $  .11  $  .11 $  .06 $  .13 $  .23  $  .02
                            ------ ------ ------  ------ ------  ------ ------ ------ ------  ------
  Capital changes:
   Net investment income..  $  .04 $  .05 $  .13  $  .01 $  .11  $  .11 $  .06 $  .13 $  .23  $  .02
   Net realized and
    unrealized gains
    (losses) on
    investments...........    3.52   4.57  (1.08)   1.26   (.37)   3.35    .34   1.10   (.50)    .84
                            ------ ------ ------  ------ ------  ------ ------ ------ ------  ------
   Net increase (decrease)
    in
    accumulation unit
    value.................    3.56   4.62   (.95)   1.27   (.26)   3.46    .40   1.23   (.27)    .86
  Accumulation unit value
   at
   beginning of period....   16.52  11.90  12.85   11.58  11.84    8.38   7.98   6.75   7.02    6.16
                            ------ ------ ------  ------ ------  ------ ------ ------ ------  ------
  Accumulation unit value
   at end of period.......  $20.08 $16.52 $11.90  $12.85 $11.58  $11.84 $ 8.38 $ 7.98 $ 6.75  $ 7.02
                            ------ ------ ------  ------ ------  ------ ------ ------ ------  ------
  Ratio of operating
   expenses to
   average net assets (%).    1.34   1.35   1.26    1.26   1.25    1.26   1.26   1.26   1.26    1.26
  Ratio of net investment
   income to
   average net assets (%).     .22    .34   1.06     .11    .98    1.11    .69   1.72   3.39     .36
  Portfolio turnover (%)..  196.25 228.26 139.43  154.15 171.55  157.43 136.52 206.90 259.70  139.77
  Number of accumulation
   units
   outstanding at end of
   period
   (in thousands).........   3,013  3,399  4,038   4,411  5,104   5,499  5,961  6,958  8,657   9,219


 ----------------------------------------------------------------------------
 FINANCIAL STATEMENTS
 ----------------------------------------------------------------------------

   The financial statements of the Fund and of the Company may be found in the Statement of Additional Information.

-------------------------------------------------------------------------------
                               FUND PERFORMANCE
-------------------------------------------------------------------------------

  The average annual total return of the Fund illustrated below is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 1996. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. One illustration deducts the maximum premium tax of 2% and then deducts the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. The other illustration does not deduct any premium tax but does deduct the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 1996 to arrive at the contract value. The average annual total return is the annual compounded rate of return which would produce the contract value on December 31, 1996.

                          AVERAGE ANNUAL TOTAL RETURN

                                           ASSUMING NO
                                           PREMIUM TAX
                                           -----------
Period Ending December 31, 1996
   1 Year.................................    11.8%
   5 Years................................     9.3%
  10 Years................................    11.6%

                                        ASSUMING MAXIMUM
                                          PREMIUM TAX
                                            OF 2.0%
                                        ----------------
Period Ending December 31, 1996
   1 Year..............................        9.5%
   5 Years.............................        8.9%
  10 Years.............................       11.4%

  Historical investment performance is also illustrated in the Fund's Annual and Semi-Annual Reports (the "Reports") by showing the percentage change in the unit value without reflecting the impact of any sales and administrative charges. The average annual total returns shown above are lower than the historical investment performance for the same periods because average annual total returns reflect sales and administrative charges. The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any purchase payments or surrenders during the year. The Reports show the percent change in unit value for every calendar year since inception of the Fund. Additionally, the Reports show the percent change in unit value from inception of the Fund to the date of the report and for the 15, 10, 5, and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

-------------------------------------------------------------------------------
DESCRIPTION OF THE COMPANY AND THE FUND
-------------------------------------------------------------------------------

 The Company is a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. The Company was organized in 1866 under the laws of the State of New York and has engaged in the life insurance business under its present name since 1868. It operates as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all prov-inces of Canada. The Company has over $298 billion in assets under management.

 The contracts were initially issued by The New England. On August 30, 1996, The New England merged with and into the Company, which thereby acquired the Fund and assumed the liabilities and obligations under the contracts.

 New England Life Insurance Company ("NELICO"), which was a subsidiary of The New England and became a subsidiary of the Company as a result of the merger, provides administrative services for the contracts and the Fund pursuant to an administrative services agreement with the Company. These administrative serv-ices include maintenance of Contractholder records and accounting, valuation, regulatory and reporting services. NELICO, located at 501 Boylston Street, Boston, Massachusetts 02116, is the Company's Designated Office for receipt of Purchase Payments, requests and elections, and communications regarding death of the Annuitant, as further described below.

 The Fund was established in 1969 by The New England as a separate investment account in accordance with Massachusetts law and is currently a separate in-vestment account of the Company, subject to New York law. The Fund is regis-tered as an open-end diversified management investment company under the In-vestment Company Act of 1940 (the "1940 Act"). The Fund meets the definition of a "separate account" under Federal securities laws.

 The variable annuity contracts provide that the assets in the Fund shall not be chargeable with liabilities arising out of any other business the Company may conduct and that the income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without re-gard to other income and capital gains or losses of the Company. The obliga-tions arising under the variable annuity contracts are general corporate obli-gations of the Company.

 The Fund is managed by its Board of Managers, which is elected by the Contractholders in accordance with the 1940 Act. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board.

 The Rules and Regulations of the Fund permit it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act, in each case upon approval by a majority vote of the Contractholders and subject to any necessary approval of the SEC.

-------------------------------------------------------------------------------
THE VARIABLE ANNUITY CONTRACTS
-------------------------------------------------------------------------------

 Each Contractholder makes one or more Purchase Payments to the Company. In the case of deferred contracts each Net Purchase Payment is credited in the form of Accumulation Units, while in the case of immediate contracts the Net Purchase Payment is credited in the form of Annuity Units. The value of these Units fluctuates in accordance with the net investment results of the Fund.

A. HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

 The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. The Company may, however, limit the amount of Purchase Payments made in any contract year to three times the anticipated annual contribution specified by the Contractholder in the contract application. After the first Purchase Payment is made, no further payments are required to keep the contract in force.

B. ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

 Accumulation Unit Values (which are used to value deferred contracts during the Accumulation Period, as described below in C. 2 of this section under the caption "Accumulation Period (Deferred Contracts)--Contract Value") and Annu-ity Unit Values (which are used to determine the number of Annuity Units cred-ited under a variable payment option upon annuitization and the amounts of payments made pursuant to a variable payment option during the Annuity Period) are determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day on which the Exchange is open for trading (a "Trading Day") by multiplying the then current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the appropriate Net Investment Factor determined as of the closing of the Exchange on that day. In determining a Net Investment Factor, the Fund takes into account (i) the investment income paid or accrued on its assets since the previous determination of such Net Investment Factor, plus or minus realized and unrealized capital gains or losses, respectively, during such period, and
(ii) deductions for taxes, if any, paid or reserved against and arising from the income and realized and unrealized capital gains on assets of the Fund, other expenses paid by the Fund, expense risk charge and mortality risk charge. The formulas for determining Net Investment Factors are described under the caption "Net Investment Factor" in the Statement of Additional Information. The Net Investment Factor used to determine current Annuity Unit Values for immedi-ate contracts will be different from the Net Investment Factor used to deter-mine current Accumulation Unit Values during the Accumulation Period and Annu-ity Unit Values during the Annuity Period for deferred contracts because dif-ferent deductions attributable to mortality risk assumptions are made in re-spect of each type of contract.

 In determining the value of the assets of the Fund, each security traded on a national securities exchange is valued at the last reported sale price on the principal exchange on each Trading Day. If there has been no reported sale on such day, then the value of such security is taken to be the last reported bid price on such day. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the last reported sale price. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers or persons acting at their direction.

C. ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. Basis Upon Which Accumulation Units are Credited

 During the Accumulation Period each Net Purchase Payment is credited in the form of Accumulation Units. The number of Accumulation Units credited will be equal to the Net Purchase Payment divided by the value of an Accumulation Unit next determined following receipt of the Purchase Payment at the Company's Des-ignated Office.

2. Contract Value

 The value of a contract during the Accumulation Period is determined by multi-plying the total number of Accumulation Units then credited to the contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

 During the Accumulation Period while the Annuitant is living, the Contractholder may surrender the contract for its value in cash or apply the value under a fixed or variable payment option. (See "Annuity Payment Options Available" and "General Limitations on Options.") The request for surrender must be in writing and must be received at the Company's Designated Office prior to the earlier of the Maturity Date or the death of the Annuitant. Pay-ment of surrender proceeds normally will be made within seven days, subject to the Company's right to suspend payments under certain circumstances described below. A partial surrender or withdrawal may also be made in the same manner. The Company is not required to permit a partial surrender or withdrawal which would reduce the contract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature dis-tributions from the Contracts before or after the date on which annuity pay-ments are to begin. (See "Federal Income Tax Status.")

 On receipt of a request for surrender, the Company will cancel the number of Accumulation Units necessary to equal the dollar amount of the withdrawal. Sur-renders will be based on Accumulation Unit Values next determined after the surrender request is received at the Company's Designated Office or, if payment is to be made under a payment option, such later date as may be specified in the surrender request.

 Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Company.

 The Fund may suspend the right of surrender or redemption and may postpone payment when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or fairly to determine the value of its net as-sets, or during any other period permitted by the SEC for the protection of investors.

 No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement, or termination of employment in all institu-tions of higher education.

 If contracts offered by this prospectus are issued in connection with retire-ment plans, reference should be made to each variable annuity contract and the terms of the applicable plan or trust with respect to limitations or restric-tions on surrender for cash or other forms of early settlement, and careful attention should be paid to tax consequences. (See "Federal Income Tax Sta-tus.")

4. Death Proceeds

 In the event that the Annuitant dies during the Accumulation Period under a deferred contract, the Company will pay to the beneficiary, upon receipt of due proof of death of the Annuitant, the contract's death proceeds equal to the greater of (i) the sum of all Purchase Payments made, without interest, adjusted for any partial surrenders, and (ii) the value of the contract next determined after the later of the date on which due proof of death is received at the Company's Designated Office and the date on which written election of payment in one sum or under a payment option is received at the Company's Des-ignated Office. (See restrictions on payment options imposed by Section 72(s) of the Code, discussed below.)

 The death proceeds will be paid in cash or will be applied to provide one or more of the fixed or variable methods of payment available (see "Annuity Pay-ment Options Available"), depending upon the election made by the Contractholder during the life of the Annuitant. Such an election, particu-larly in the case of contracts issued in connection with retirement plans qualifying for tax-benefited treatment, would be subject to any applicable re-quirements of Federal tax law. If the Contractholder has not made such an election, payment will be in a single sum, unless the beneficiary elects an annuity payment option within 90 days after receipt by the Company of due proof of the death of the Annuitant. Whether and when such an election is made could affect when the contract's death proceeds are deemed to be received un-der the tax laws.

 Section 72(s) of the Code requires that, in order to qualify as annuities un-der Section 72 of the Code, all contracts (i) issued after January 18, 1985 and (ii) not for use with various retirement plans qualifying for tax-benefited treatment under the Code, must contain certain limitations on the period over which payments from the contract may be made upon the death of the Contractholder. Reference should be made to the contract for a description of these limitations. There are comparable rules to Section 72(s) that govern the timing of payments after the death of the Annuitant in the case of tax-bene-fited retirement plans. (See discussion under heading "Distributions from the Contract" on page 19 of this prospectus.)

 Deferred contracts subject to the law of Texas issued prior to May 1, 1978 contain a special death benefit provision. Reference should be made to such contracts for a description of this provision.

D. ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

 The Annuity Period, in the case of a deferred contract, commences when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

 If contracts offered by this prospectus are used in connection with retire-ment plans qualifying for tax-benefited treatment, reference should be made to the terms of the particular plan under which a contract is purchased. Such plan will ordinarily provide for a time by which benefits must commence, the period over which such payments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

 A. DEFERRED CONTRACTS

 In applying for a deferred contract the Contractholder ordinarily selects a retirement date (Maturity Date) on which annuity payments are to begin, and a form of payment option. (See "Annuity Payment Options Available.") Each of the annuity payment options may be selected on either a fixed or a variable basis or a combination thereof. The Contractholder may (within the limits of the re-tirement plan, if the contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form up to the date on which annuity payments would otherwise have begun and may surrender the contract in whole or in part on any date up to and including the Maturity Date.

 B. IMMEDIATE CONTRACTS

 Under immediate contracts annuity payments begin on a date mutually agreed upon by the Company and the Contractholder. That date is normally the date the Purchase Payment is applied. Under these contracts, only the Single Life Annu-ity and Joint Life Annuity Options (see "Annuity Payment Options Available") are available and only on a variable payment basis. The purchaser of an imme-diate contract may, at any time prior to the first annuity payment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obligation for future annuity payments un-der the contract. Payment of surrender proceeds will be made in the same man-ner as under deferred contracts. (See "Surrender (Redemption) Proceeds.")

2. Sex-Neutral Contracts

 In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, bene-fits derived from contributions made prior to August 1, 1983 can continue to be calculated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of individual variable annuity contracts.

 Except as described below, the contracts use sex-neutral annuity rates ("Sex-Neutral Contracts"), including contracts purchased prior to the time when Sex-Neutral Contracts were first made available if annuity payments with respect to such contracts commenced after August 1, 1983. Sex-neutral annuity rates are the applicable male rates, whether the Payee is male or female. Sex-dis-tinct annuity rates continue to apply only to contracts for which annuity pay-ments commenced prior to August 1, 1983. (See "Variable Payment Options.")

 With respect to contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, benefits will be calculated on a sex-distinct basis.

3. Fixed and Variable Payment Options

 When a Contractholder selects an annuity payment option (see "Annuity Payment Options Available" below), he or she may also choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination thereof. If the Contractholder does not select a payment option by the Maturity Date, variable payments will be made while the Payee is living but for at least ten years. (See "Annuity Payment Options Available" below.)

 A.FIXED PAYMENT OPTIONS

 Fixed payment options are available only under deferred contracts. All pro-ceeds applied under fixed payment options will be transferred from the Fund to the Company's general assets, and will no longer participate in or be affected by the investment performance of the Fund.

 The applicable annuity purchase rates vary depending on the particular annu-ity payment option selected and on the age of the Payee (and, where sex-neu-tral annuity rates are not applicable, on the sex of the Payee) when the annu-ity payment option selected involves a life contingency.

 B.VARIABLE PAYMENT OPTIONS

 When a variable payment option has been elected under a deferred contract, the proceeds (or the selected portion thereof) will be applied at annuity pur-chase rates then in use by the Company for immediate contracts, or at the an-nuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is ap-plied at current Company variable annuity purchase rates.

 As in the case of fixed payment options, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates are not applicable, on the sex of the Payee) when the annuity payment option selected involves a life contingency. Under the variable payment options, however, payments will be subject to variation from month to month, depending upon the investment per-formance of the Fund.

 The amount of the basic payment level is determined by applying the applica-ble annuity purchase rates to the proceeds applied to provide the annuity. The dollar amount of the initial variable annuity payment will be at the basic payment level unless the contract is an immediate contract and the initial payment is due more than 14 days after the Net Purchase Payment is applied. The higher the age of the Payee, the greater the basic payment level, because the Payee's life expec-tancy and thus the period of anticipated income payments will be shorter. Un-der contracts with sex-distinct purchase rates, a given contract value will purchase a higher basic payment for a male Payee than for a female Payee, re-flecting the greater life expectancy of the female Payee. If the Contractholder has selected a payment option which provides for a refund at death of the Payee or which guarantees that payments will be made for the bal-ance of a period of a certain number of years after the death of the Payee, the contract value will produce a lower basic payment level.

 The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or de-crease. If the net investment performance of the Fund is the same as the as-sumed interest rate, the monthly payments will remain level. If the net in-vestment performance exceeds the assumed interest rate the monthly payments will increase, and conversely, if it is less than the assumed interest rate the payments will decrease.

 Unless otherwise provided, the assumed interest rate will be at an annual rate of 3.5%. If a 3.5% rate would result in a first payment larger than per-mitted under applicable state law or regulation, then the Company will select a lower rate. Subject to the consent of the Company and if permitted under ap-plicable state law, a different annual assumed interest rate not in excess of 5% may be elected by the Contractholder.

 Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net invest-ment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

 The Company continues to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if annuity payments are made under any variable payment option, including an option not involving a life contingency and under which the Company bears no mortality risk. (See "Mortal-ity and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

 A. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

 The proceeds may be paid in monthly payments for any definite number of years selected, not exceeding 30.

 B. SINGLE LIFE ANNUITY

 This option and the Joint Life Annuity option (see below) involve life con-tingencies since they provide that payments will be made during the continua-tion of one or more lives.

  i.  With No Period Certain

  The proceeds are paid in monthly payments during the lifetime of the Payee. This form of Single Life Annuity option offers the maximum level of monthly payments under an option payable over the entire lifetime of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO AN-NUITY PAYMENTS IF THE PAYEE SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD AN-NUITY PAYMENT, AND SO ON.

  ii. With Period Certain

  This form of Single Life Annuity option is similar to the form described un-der i. above except that payments are guaranteed during the period certain elected. If the Payee should die prior to the end of that period, annuity payments will be continued during the remainder of the period to the desig-nated beneficiary. The period certain elected may be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment level.

 C. JOINT LIFE ANNUITY

  i.  With No Period Certain

  The proceeds are paid in monthly payments during the joint lifetime of the Payee and a designated joint Payee, and thereafter during the remaining life-time of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  ii. With 120 Months Certain

  This form of Joint Life Annuity option is similar to the form described un-der i. above, except that the payments are guaranteed for a period certain of 120 months. If both the Payee and the joint Payee should die before the end of that period, annuity pay-ments will be continued during the remainder of such period to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

  This form of Joint Life Annuity option is similar to the form described un-der i. above except that the payments to the survivor, which continue for the survivor's remaining lifetime, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE PRIOR TO THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE PRIOR TO THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

 D.OTHER METHODS OF PAYMENT

 In addition to the annuity payment options described above, other methods of payment may be selected which are agreed to by the Company.

5.General Limitations on Options

 In order to qualify as annuities under Section 72 of the Code, all contracts
(a) issued after January 18, 1985 and (b) not for use with various retirement plans qualifying for tax-benefited treatment under the Code, limit the period over which payments from the contracts may be made upon the death of the Contractholder. There are comparable rules that govern the timing of payments after the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

 After an option involving life contingencies becomes operative it may not be changed to another option unless agreed to by the Company. Once annuity pay-ments under such options have begun, the contract cannot be surrendered for a single sum cash payment, except that in the case of any such option involving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the contract for a single cash payment equal to the commuted value (which is calculated based on the Assumed Interest Rate) of all remaining un-paid certain payments. Under variable options which do not involve life con-tingencies (such as the Payments for Specified Period option) the contract may be surrendered for the current value in cash of the Accumulation Units stand-ing to its credit; alternatively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surren-der proceeds during the Annuity Period shall be in accordance with the proce-dures applicable to surrenders during the Accumulation Period. (See "Surrender (Redemption) Proceeds.") The election of any option, particularly in connec-tion with contracts issued to retirement plans qualifying for tax-benefited treatment, is subject to applicable requirements of Federal tax law, which may restrict both selection of beneficiaries and manner of payment. Consultation in this case with a qualified tax adviser is recommended prior to the election of any option.

 Options shall be available only with the consent of the Company if the amount to be applied is less than $2,000. If necessary to bring the amount of each periodic payment to at least $20, the Company may change the frequency of pay-ments to quarterly, semiannually or annually.

E. OWNERSHIP RIGHTS UNDER THE CONTRACT

 During the Annuitant's lifetime, all rights under the contract are vested solely in the Contractholder unless otherwise provided. Such rights include the right to change the beneficiary, to change the payment option, to assign the contract (subject to the restrictions referred to below), and to exercise all other rights, benefits, options and privileges conferred by the contract or allowed by the Company. Transfer of ownership of the contract from a "pen-sion plan" under the Employee Retirement Income Security Act of 1974 ("ERISA") to a non-spousal beneficiary may require spousal consent.

 Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "pension plans" under ERISA, and are, therefore, subject to rules under the Retirement Equity Act of 1984. These rules require that bene-fits from annuity contracts purchased by a pension plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in the contract. Thus, the tax consequences of the purchase of the contracts by pension plans should be con-sidered carefully.

 Those contracts described in this prospectus which are used with retirement plans qualifying for tax-benefited treatment (such plans are defined below un-der "Retirement Plans Offering Federal Tax Benefits") contain restrictions on transfer or assignment, reflecting requirements of the Code which must be sat-isfied in order to assure continued eligibility for the favorable tax treat-ment accorded these plans. Such favorable tax treatment is described below un-der "Federal Income Tax Status." In accordance with such requirements, owner-ship of such a contract may not be changed and the contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. A Contractholder contemplating a sale, assignment or pledge of the contract should carefully review its provisions and consult a qualified tax adviser.

 If contracts described in this prospectus are used in connection with retire-ment plans not qualifying for tax-benefited treatment, such plans may also re-strict the exercise of rights by the Contractholder.

-------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
-------------------------------------------------------------------------------

A. OBJECTIVE AND POLICIES

 The investment objective of the Fund is growth of capital through investment principally in equity securities of a diversified group of companies and in-dustries. The investment objective will not be changed in any material way without approval by a majority of the votes attributable to outstanding con-tracts.

 The Fund will invest primarily in seasoned issues which trade on national or regional stock exchanges or in the over-the-counter market. Current income will not be an important factor in the selection of equity securities. Income and realized capital gains will be reinvested.

 The Fund's portfolio will normally consist principally of common stocks and securities convertible into or carrying rights to purchase common stocks. How-ever, during periods when management considers that economic or market condi-tions make it advisable, a substantial portion of the Fund's assets may be held temporarily in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. No es-timate can be made as to when or for how long the Fund will employ such a de-fensive strategy. Also, as a matter of operational policy the Fund will keep sufficient amounts of cash and United States Government or other high-grade liquid securities on hand to meet current expenses and variable annuity con-tract obligations, and such assets may also be kept on hand for limited peri-ods pending investment in accordance with the Fund's investment policies.

 In furtherance of its investment objective, primary emphasis in the selection of issues for the Fund's portfolio will be given to those securities believed by management to offer a potential for long-term appreciation. However, this emphasis will not preclude occasional investment for short-term appreciation. In the years 1995 and 1996, the Fund's portfolio turnover rate was approxi-mately 228% and 196%, respectively. The rate of the Fund's portfolio turnover may vary significantly from time to time depending on the volatility of pre-vailing or anticipated economic and market conditions. Higher levels of port-folio turnover may result in higher brokerage costs to the Fund.

 The Fund may change the foregoing investment policies without Contractholder approval.

 It must be recognized that there are risks inherent in the ownership of any security and that there can be no assurance that the investment objective of the Fund will be achieved. Equity securities are subject to price declines as well as advances, and the prices of such securities can decline while the cost of living is rising. Fixed income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or inter-
est) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The value of the Fund's investments is subject to risks of changing economic conditions and the risk inherent in management's ability to anticipate such changes and, to the extent consistent with the Fund's investment objective and policies, to make appropriate changes in the Fund's portfolio.

 The Fund may invest in repurchase agreements. Under these agreements the Fund purchases a security subject to the agreement of the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford the Fund the oppor-tunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebted-ness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the un-derlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce rights thereto, (b) possible re-duced levels of income and lack of access to income during this period, and
(c) inability to enforce rights and expenses of attempted enforcement.

B. RESTRICTIONS

 The investment restrictions set forth below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders. Reference should be made to the Statement of Additional Information for a de-scription of other investment restrictions applicable to the Fund. Some of those restrictions are fundamental policies which may not be changed without Contractholder approval, and some may be changed by the Board of Managers without Contractholder approval.

 The Fund will not:

  1. Purchase any security (other than United States Government obligations) if as a result more than 5% of the Fund's total assets (taken at current val-ue) would be invested in securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer would be held by the Fund;

  2. Concentrate its investments in particular industries, but it may invest up to 25% of its total assets (taken at current value) in a single industry;

  3. Borrow money, except as a temporary measure for extraordinary or emer-gency purposes, but not for investment purposes, and in an amount not in ex-cess of 5% of its total assets (taken at current value) at the time of such borrowing.

 In addition, Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" in accordance with Treasury Regulations. To the extent of any conflict between the restrictions listed above and the regula-tions under Section 817(h), the regulations will control. (See discussion of the Section 817(h) regulations under "Special Rules for Annuities Used by In-dividuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Bene-fited Treatment," below.)

-------------------------------------------------------------------------------
DEDUCTIONS AND EXPENSES
-------------------------------------------------------------------------------

A. DEDUCTIONS FROM PURCHASE PAYMENTS FOR SALES AND ADMINISTRATIVE SERVICES AND PREMIUM TAXES

 New England Securities serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Secu-rities. The Company retains the deductions for sales expenses described below except for amounts paid to New England Securities for services it performs and expenses it incurs as principal underwriter. New England Securities registered representatives receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase payments.

 Under the terms of an administrative agreement between the Fund and the Com-pany, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of exec-utive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribu-tion agreement. To cover the cost of providing these services, the Company re-tains the deduction for administrative expenses described below.

 Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund (see "Accumulation Unit Val-ues, Annuity Unit Values and Net Investment Factors"): (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.

 Various states impose a premium tax on annuity purchase payments received by insurance companies. The Company may deduct these taxes from Purchase Payments and currently does so for Contracts subject to the insurance tax law of Ken-tucky and South Dakota. Certain states may require the Company to pay the pre-mium tax when the Contractholder elects to commence annuity benefits rather than when Purchase Payments are received. In those states the Company may de-duct the premium tax on the date when annuity payments are to begin. Current-ly, the Company follows this procedure for contracts subject to the insurance tax law of North Carolina. The maximum premium tax currently deducted by the Company is 2%. The Company may in the future deduct premium taxes under contracts subject to the insurance tax laws of other states, or the applicable premium tax rates may change.

 Surrender of a contract may result in a credit against the premium tax lia-bility of the Company in certain states. In such event, the surrender proceeds will be increased accordingly.

 Premium tax rates are subject to being changed by law, administrative inter-pretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and the insurance tax law of the state.

 Sales and administrative expenses are deducted from each After-tax Purchase Payment. The resulting amount is the Net Purchase Payment. It is expected that the deductions for sales expenses will cover sales expenses over the life of the contracts. To the extent sales expenses are not covered by the deduction for sales expenses, they will be recovered from the general account of the Company, including any income derived from the mortality and expense risk de-ductions (see "Mortality and Expense Risks and Deductions").

 The applicable deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the tables below:


  Deductions Applicable to Flexible Purchase Payment Contracts

                                                           Deduction for
                                                           Sales Expenses
      Portion of      Deduction Deduction for            as a Percentage of
   Total After-Tax    for Sales Administrative   Total     Portion of Net
   Purchase Payment   Expenses     Expenses    Deduction  Purchase Payment
     First $46           6.0%         3.0%        9.0%          6.6%
     Balance             6.0%         2.0%        8.0%          6.5%

  Deductions Applicable to Single Purchase Payment Contracts
                                                           Deduction for
                                                           Sales Expenses
      Portion of      Deduction Deduction for            as a Percentage of
   Total After-Tax    for Sales Administrative   Total     Portion of Net
   Purchase Payment   Expenses     Expenses    Deduction  Purchase Payment
     First $ 5,000      6.00%        2.00%        8.0%          6.5%
     Next  95,000       3.75%        0.25         4.0           3.9%
     Balance            1.75         0.25         2.0           1.8%

 Under Contracts that have been sold to the following persons, purchase pay-ments will be subject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales ex-penses: certain present and retired employees and certain current and former directors and trustees (including members of the Board of Managers of the Fund) of The New England and NELICO and mutual funds sponsored by NELICO; cur-rent and retired agents and general agents of The New England and NELICO and their insurance company subsidiaries; certain current and retired employees of such agents and general agents; the surviving spouses of the employees, agents and general agents listed above; and any retirement plan or trust for the ben-efit of the persons listed above.

B. DEDUCTIONS FROM FUND ASSETS

1.Investment Advisory Services and Deductions

 Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, serves as investment adviser to the Fund under an advisory agreement dated August 30, 1996, which provides that CGM will manage, subject to the supervision of the Fund's Board of Managers, the investment and reinvestment of the assets of the Fund. For providing such services the Fund pays CGM an annual fee of .3066% of the average net assets of the Fund. This fee is computed on a daily basis and is payable monthly.

 The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. New England Investment Companies, L.P., an affil-iate of the Company, owns a 50% limited partnership investment in CGM. CGM provides discretionary investment services to advisory clients, including other investment company portfolios.

2.Mortality and Expense Risks and Deductions

 Variable annuity payments will not be affected by mortality or expense expe-rience adverse to the Company because the Company assumes the "expense risk" and the "mortality risk" under the contracts, for which assumptions it re-ceives deductions from Fund assets.

 The "expense risk" assumed by the Company is the risk that the deductions for sales and administrative expenses, and the deductions for investment advisory services, provided for in the variable annuity contract may be insufficient to cover the actual cost of such items.

 The "mortality risk" assumed by the Company has two elements: a "life annuity mortality risk" and, in the case of deferred contracts, a "minimum death re-fund risk."

 The "life annuity mortality risk" assumed is that the Company agrees to make annuity payments under options involving life contingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

 Under deferred contracts the Company also assumes a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

 For assuming these risks the Company makes the following daily deductions from the Fund's net assets:

 i. For deferred contracts: .00260% (.9490% on an annual basis consisting of .8395% for mortality risk assumptions and .1095% for expense risk assumptions).

 ii. For immediate contracts: .00190% (.6935% on an annual basis consisting of .5840% for mortality risk assumptions and .1095% for expense risk assumptions).

 The percentage of these deductions will not increase over the life of a contract.

C. TOTAL EXPENSES

 For the year ended December 31, 1996, the Fund's total expenses equalled 1.34% of its average net assets.

-------------------------------------------------------------------------------
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
-------------------------------------------------------------------------------

 The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts described in this prospectus, include:

  1. Plans qualified under Section 401(a), 401(k) or 403(a) of the Code ("Qualified Plans");

  2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");

  3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans ("SEPs" and "SARSEPs"), which are specialized IRAs that meet the requirements of
     Section 408(k) of the Code ("SEPs" and "SARSEPs");

  4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

  5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

 An investor should consult a qualified tax or other adviser as to the suit-ability of the contracts as a funding vehicle for retirement plans qualifying for tax-benefited treatment, as to the rules underlying such plans, and as to state and Federal tax aspects of such plans.

 A summary of the Federal tax laws regarding contributions to, and distribu-tions from, the above tax-benefited retirement plans may be found below under the heading "Special Rules for Annuities Purchased for Annuitants under Re-tirement Plans Qualifying for Tax-Benefited Treatment." It should be under-stood that should a tax-benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

 In the case of most TSA Plans under Section 403(b)(1) of the Code, and in the case of IRAs purchased under Section 408(b) of the Code, the individual vari-able annuity contracts described in this prospectus comprise the retirement "plan" itself. These contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions described in this prospectus. Reference should be made to the contracts and any endorsements for more complete infor-mation.

-------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
-------------------------------------------------------------------------------

The following discussion is intended as a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax adviser.

A. TAX STATUS OF THE COMPANY AND THE FUND

 The Company is taxed as a life insurance company under the Code. The Fund and its operations are part of the Company's total operations and are not taxed separately. Under current law no taxes are payable on the investment income and capital gains of the Fund. Such income and gains will be retained in the Fund and will not be taxable until received by the Annuitant or the Annuitant's beneficiary in the form of annuity payments or other distribu-tions.

 If under future law the assets, investment income or capital gains of the Fund are subject to taxes, the contracts provide that the Company may make an appropriate charge or reserve against the assets of the Fund for such taxes.

B. TAXATION OF THE CONTRACTS

 The variable annuity contracts described in this prospectus are considered annuity contracts the taxation of which is governed by Section 72 of the Code. As a general proposition, Section 72 provides that Contractholders are not subject to current taxation on increases in the value of the contracts until they are received by the Annuitant or beneficiary in the form of annuity pay-ments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment.")

 Under the general rule of Section 72, to the extent there is an "investment" in an annuity contract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity pay-ment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract which are deductible by the contrib-utor and earnings on all contributions to the annuity contract will not con-stitute an "investment" in the annuity contract under Section 72.

1. Special Rules for Annuities Purchased for Annuitants Under Retirement Plans Qualifying for Tax-Benefited Treatment

 Set forth below is a summary of the Federal tax laws applicable to contribu-tions to, and distributions from, retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Offering Federal Tax Benefits." You should understand that the following sum-mary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations thereunder regarding retirement trusts and plans, the documents which must be prepared and executed, and the requirements which must be met to obtain favorable tax treatment for them are very complex. A person contemplating the purchase of a contract for use with a retirement plan qualifying for tax-benefited treatment under the Code should consult a qualified tax adviser as to all applicable Federal and state tax as-pects of the contracts and, if applicable, as to the suitability of the con-tracts as investments under ERISA.

 A. PLAN CONTRIBUTION LIMITATIONS

  i.  Qualified Plans, SEPs, SARSEPs and Governmental Plans

  Statutory limitations on contributions to Qualified Plans, SEPs, SARSEPs and Governmental Plans may limit the amount of money that may be contributed to the contract in any contract year. New SARSEPs may not be established after January 1, 1997. Any purchase payments attributable to such contributions are tax deductible to the employer and are not currently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any increase in contract value attributable to such contribu-tions are not subject to taxation until payments from the contract are made to the Annuitant or his/her beneficiaries.

  ii. TSA Plans

  Purchase payments attributable to contributions to TSA Plans are not includ-ible within the Annuitant's income to the extent such purchase payments do not exceed the lesser of $9,500 or the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's in-cludible compensation, number of years of service, and prior years of contri-butions. For more information, the Annuitant should obtain a copy of IRS Pub-lication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations which will better assist the Annuitant in calculating the exclusion allowance to which he or she may be entitled for any given tax year. Any purchase payments attributable to permissible contributions under Code Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the contract.

  iii. IRAs

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensa-tion if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse earns no compensation (or elects to be treated as earning no compensation) and is not yet age 70 1/2. In the case of a spousal IRA, the maximum tax deductible purchase payment which may be deducted with respect to the non-working spouse is $2,000 for tax years beginning January 1, 1997. If covered under an em-ployer plan, taxpayers are permitted to make deductible purchase payments; however, the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $25,000 and $35,000 for an in-dividual, between $40,000 and $50,000 for a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. For more information concerning contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retire-ment Accounts.

  iv. Section 457 Plans

  Generally, under a Section 457 Plan, an employee or executive may defer in-come under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $7,500. The amounts so deferred (including earn-ings thereon) by an employee or executive electing to contribute to a Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer. The employer retains all ownership rights to the contract including voting and redemption rights which may accrue to the contract(s) issued under the plan.

 B. DISTRIBUTIONS FROM THE CONTRACT

 Mandatory Withholding on Certain Distributions

 Many distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans are subject to automatic withholding by the plan or payor at the rate of 20%. Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

  i.  Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans

  Payments made from the contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will, subject to re-strictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment" in the contract, a portion of each amount received is excluded from gross income as a return of such in-vestment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply (i) to distributions of excess contributions or deferrals;
 (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the contract is in the form of an annuity over the life or life expec-tancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her beneficiary); or (iv) when distribution is made pursuant to a qualified domestic relations order. In the case of IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pur-suant to a qualified domestic relations order do not apply.

  If the Annuitant dies before distributions begin, distributions must be com-pleted within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficia-ry. If the Annuitant's spouse is the beneficiary, distributions need not be-gin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be dis-tributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax-free treatment under
 Section 403(b) of the Code may be made.

  Annuity payments, periodic payments or annual distributions must commence by the later of April 1 of the calendar year following the year in which the An-nuitant attains age 70 1/2 or the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount which should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum distribution amount.

  ii. Section 457 Plans

  When a distribution under a contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emer-gency). In addition, a distribution prior to age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income unless other-wise exempt.

  Generally, annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the An-nuitant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring em-ployer. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by distribution rules under the plan. A penalty tax of up to 50% of the amount which should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum distribution amount. If the Annuitant dies before distributions begin, the same special distribution rules apply in the case of Section 457 Plans as ap-ply in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Gov-ernmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

 For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until amounts are received, either in the form of annuity payments as contemplated by the contract or in a full or partial lump sum settlement of the Company's obligations to the Contractholder.

 Under Section 72(u) of the Code, however, contracts, including the contracts described herein, held by other than a natural person (i.e., those held by a corporation or certain trusts) will generally not be treated as an annuity contract for Federal tax purposes. This means an annuity contractholder who is not a natural person will have to include in income any increase during the taxable year in the accumulated value over the investment in the contract.

 Section 817(h) of the Code requires the investments of the Fund to be "ade-quately diversified" in accordance with Treasury Regulations. Failure to do so means the variable annuity contracts described herein would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversifica-tion requirements have been issued by the Department of Treasury, and the Com-pany believes that the Fund complies fully with these requirements.

 Any amount received in a surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any in-creases in the value of the contract resulting from earnings or gains of the Fund.

 The Code also imposes a ten percent penalty tax on amounts received under a contract, before or after the annuity starting date, which are includible in gross income. The penalty tax will not apply to any amount received under the contract (1) after the Contractholder has attained age 59 1/2, (2) after the death of the Contractholder, (3) after the Contractholder has become totally and permanently disabled, (4) as one of a series of substantially equal peri-odic payments made for the life (or life expectancy) of the Contractholder or the joint lives (or life expectancies) of the Contractholder and a beneficia-ry, (5) if the contract is purchased under certain types of retirement plans or arrangements, (6) allocable to investments in the contract before August 14, 1982, or (7) if the contract is an immediate annuity contract.

 In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by the Company or its affiliates to the same Contractholder within a calendar year will be treated as one con-tract.

 If the Contractholder dies, the tax law requires certain distributions from the contract. (See "Death Proceeds.")

3. Tax Withholding

 The Code and the laws of certain states require tax withholding on distribu-tions made under annuity contracts, unless the recipient has made an election not to have any amount withheld. The Company provides recipients with an op-portunity to instruct it as to whether taxes are to be withheld.

-------------------------------------------------------------------------------
VOTING RIGHTS
-------------------------------------------------------------------------------

All Contractholders have the right to vote at any meeting of Contractholders. The number of votes which each Contractholder may cast at any meeting is de-termined as of the record date chosen by the Board of Managers which must be within 90 days before the date of the meeting. At least 20 days' written no-tice of the meeting must be given. The number of votes which a Contractholder may cast on a contract in the Accumulation Period is equal to the number of Accumulation Units credited to the contract. During the Annuity Period a Contractholder may cast the number of votes equal to (i) the amount of assets established in the

Fund to meet the obligation for future payments under variable options elected under the contract divided by (ii) the value of an Accumulation Unit. The num-ber of votes attributable to a contract during the Annuity Period will tend to decrease over time.

 Although the Contractholder has the sole right to cast all votes attributable to the contract, during the Accumulation Period an Annuitant has the right to instruct the Contractholder as to how such votes shall be cast in the follow-ing circumstances: (i) if the Annuitant is covered by a contract issued in connection with an individual retirement account established pursuant to Sec-tion 408(a) of the Code or (ii) if the Annuitant is an employee covered by a contract issued in connection with a Qualified Plan or a retirement plan not qualifying for favorable Federal tax treatment, in which case the Annuitant may instruct the Contractholder (a) as to votes attributable to the Annuitant's own Purchase Payments (voluntary contributions) and (b) to the ex-tent authorized by the plan, as to any other votes under the contract. Simi-larly, during the annuity period, every Annuitant or other Payee has the right to instruct the Contractholder with respect to all votes attributable to the amount of assets established in the Fund to meet the obligations for future payments.

 If a Contractholder receives instructions from less than all the persons en-titled to instruct it, it is required to cast the votes for which it receives no instructions for or against each proposal only in the same proportion as votes for which instructions have been received. If no instructions are re-ceived by the Contractholder from any person entitled to instruct it, it may vote in its sole discretion.

 In the case of a contract issued pursuant to Section 403(b) of the Code (an-nuity purchase plan adopted by a public school system or certain other tax-ex-empt organizations) or Section 408(b) of the Code (individual retirement annu-
ity), the Annuitant is the Contractholder for voting and all other purposes during both the Accumulation and Annuity Periods.

 If the Company should maintain assets in the Fund which are not attributable to Contractholders, it will cast the votes attributable to such assets in the same manner and proportion in which the votes attributable to Contractholders are cast.

 Each Annuitant or other Payee, if any, having the right to instruct the Contractholders with respect to any votes is entitled to receive from the Contractholder a notice of that right and of the number of votes to which such right is applicable. All notices and proxy materials will be provided to the Contractholders in sufficient number for distribution to all such Annuitants and other Payees.

 The Fund does not hold regular annual meetings of Contractholders. Rather, meetings of Contractholders are held only when required by the 1940 Act or as otherwise deemed appropriate by the Fund's Board of Managers.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE
                                                                           ----
SPECIAL TERMS............................................................    2
HIGHLIGHTS...............................................................    3
EXPENSE TABLE............................................................    4
PER UNIT INCOME AND CAPITAL CHANGES......................................    5
FINANCIAL STATEMENTS.....................................................    5
FUND PERFORMANCE.........................................................    6
DESCRIPTION OF THE COMPANY AND THE FUND..................................    7
THE VARIABLE ANNUITY CONTRACTS...........................................    7
A. How Contract Purchase Payments May be Made............................    7
B. Accumulation Unit Values, Annuity Unit Values and Net Investment
   Factors...............................................................    7
C. Accumulation Period (Deferred Contracts)..............................    8
 1. Basis Upon Which Accumulation Units are Credited.....................    8
 2. Contract Value.......................................................    8
 3. Surrender (Redemption) Proceeds......................................    8
 4. Death Proceeds.......................................................    9
D. Annuity Period (Deferred and Immediate Contracts).....................    9
 1. Choice of Retirement Date and Annuity Payment Option.................    9
 2. Sex-Neutral Contracts................................................   10
 3. Fixed and Variable Payment Options...................................   10
 4. Annuity Payment Options Available....................................   11
 5. General Limitations on Options.......................................   12
E. Ownership Rights Under the Contract...................................   12


                                                                           PAGE
                                                                           ----
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..........................   13
A. Objective and Policies................................................   13
B. Restrictions..........................................................   14
DEDUCTIONS AND EXPENSES..................................................   14
A. Deductions from Purchase Payments for Sales and Administrative
   Services and Premium Taxes............................................   14
B. Deductions from Fund Assets...........................................   16
 1. Investment Advisory Services and Deductions..........................   16
 2. Mortality and Expense Risks and Deductions...........................   16
C. Total Expenses........................................................   16
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS...........................   16
FEDERAL INCOME TAX STATUS................................................   17
A. Tax Status of the Company and the Fund................................   17
B. Taxation of the Contracts.............................................   17
 1. Special Rules for Annuities Purchased for Annuitants Under Retirement
    Plans Qualifying for Tax-Benefited Treatment.........................   18
 2. Special Rules for Annuities Used by Individuals or With Plans and
    Trusts Not Qualifying Under the Code for Tax-Benefited Treatment.....   20
 3. Tax Withholding......................................................   20
VOTING RIGHTS............................................................   20

                   ---------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                     TABLE OF CONTENTS

                   ---------------------------------------

                                                                           PAGE
                                                                           -----
      HISTORY.............................................................  II-3
      INVESTMENT OBJECTIVE AND POLICIES...................................  II-3
      MANAGEMENT OF THE FUND..............................................  II-4
      INVESTMENT ADVISORY AND OTHER SERVICES..............................  II-6
        Advisory Agreement................................................  II-6
        Administrative Agreement..........................................  II-7
        Distribution Agreement............................................  II-7
        Safekeeping of Securities.........................................  II-8
        Independent Accountants...........................................  II-8
      PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS....................  II-8
      DISTRIBUTION OF CONTRACTS...........................................  II-9
      CALCULATION OF PERFORMANCE DATA.....................................  II-9
      ANNUITY PAYMENTS.................................................... II-10
      NET INVESTMENT FACTOR............................................... II-12
      EXPERTS............................................................. II-12
      FINANCIAL STATEMENTS................................................ II-13

                   ---------------------------------------

  If you would like to obtain a copy of the Statement of Additional Information of the Fund, please complete the request form below and mail it to:

                           New England Securities Corporation
                           399 Boylston Street
                           Boston, Massachusetts 02116


               Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Fund I to:

           --------------------------------------------------------
                                     Name

           --------------------------------------------------------
                                    Street


           --------------------------------------------------------
                         City             State    Zip

                           NEW ENGLAND VARIABLE ANNUITY FUND I
                           INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                           ---------------------------------------------------
                           Issued by
                           METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                   (PART B)

                               MAY 1, 1997

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 1997 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.

                               TABLE OF CONTENTS

HISTORY...................................................................  II-3
INVESTMENT OBJECTIVE AND POLICIES ........................................  II-3
MANAGEMENT OF THE FUND ...................................................  II-4
INVESTMENT ADVISORY AND OTHER SERVICES ...................................  II-6
  Advisory Agreement .....................................................  II-6
  Administrative Agreement ...............................................  II-7
  Distribution Agreement .................................................  II-7
  Safekeeping of Securities...............................................  II-8
  Independent Accountants ................................................  II-8
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS .........................  II-8
DISTRIBUTION OF CONTRACTS ................................................  II-9
CALCULATION OF PERFORMANCE DATA ..........................................  II-9
ANNUITY PAYMENTS ......................................................... II-10
NET INVESTMENT FACTOR .................................................... II-12
EXPERTS .................................................................. II-12
FINANCIAL STATEMENTS ..................................................... II-13

                                    HISTORY

  New England Variable Annuity Fund I (the "Fund") is a separate account of Metropolitan Life Insurance Company ("MetLife" or the "Company"). The Fund was originally a separate account of New England Mutual Life Insurance Company ("The New England"), and became a separate account of the Company when The New England merged with and into the Company on August 30, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective and policies of the Fund are summarized on the front page of the Prospectus and in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions."

  As disclosed in the Prospectus, the Fund invests primarily in equity securities such as common stocks and securities convertible into or carrying rights to purchase common stocks. However, when management considers that economic or market conditions make it advisable, the Fund may take a defensive position by investing a substantial portion of its assets in cash or fixed income securities (including long-term fixed income securities) whether or not convertible or carrying such rights. No estimate can be made as to when or for how long the Fund will employ such defensive strategies; however, in the past, such periods have approached one year in length.

  The investment restrictions set forth in paragraphs 1 through 5 below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders.

  The Fund will not:

    1. Underwrite the securities of other issuers, except that it may acquire portfolio securities under circumstances where, upon the subsequent sale of such securities, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933;

    2. Purchase or sell commodities or commodity contracts;

    3. Purchase or sell interests in real estate except such as are represented by marketable securities of companies, including real estate trusts, whose assets consist substantially of mortgages and other liens on real property and interests therein and which therefore may represent indirect interests in real estate;

    4. Make loans. Neither the purchase of a portion of an issue of publicly-distributed bonds, debentures, corporate notes or other evidences of indebtedness, nor the purchase of short-term debt securities issued by a company whose equity securities are listed on the New York Stock Exchange, nor the entering into of a repurchase agreement shall constitute the making of a loan for purposes of this investment restriction;

    5. Purchase any security restricted as to disposition under Federal securities laws, or otherwise not readily transferable.

  The investment restrictions set forth in paragraphs 1 through 6 below may be changed by the Board of Managers of the Fund without Contractholder approval.

  The Fund will not:

    1. Make investments for the purpose of exercising control or management;

    2. Acquire securities of other investment companies except through purchases in the open market involving only customary broker's commissions and only if after any such acquisition not more than 5% of the total assets of the Fund (taken at current value) would be so invested and not more than 3% of the total outstanding voting stock of any one investment company would be held;

    3. Purchase securities on margin (except that it may obtain such short-term credits as are necessary for the clearance of transactions);

    4. Make short sales;

    5. Participate on a joint or joint and several basis in any trading account in securities;

    6. Write, purchase or sell puts, calls or combinations thereof or write warrants.

                            MANAGEMENT OF THE FUND

  The Board of Managers and the officers of the Fund and their addresses, ages and principal occupations during the past five years are as follows:

JOHN J. ARENA, Manager, (60).
330 Beacon Street, Boston MA 02116.

 Retired; formerly, Vice Chairman of the Board of Directors, Bay Banks, Inc. and President of BayBank Investment Management, BayBanks, Inc., 1992-1994.

JOHN W. FLYNN, Manager, (57).
791 Main Street, Warren, RI 02885.
 Retired; formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group, 1990-1993.

ANNE M. GOGGIN*, Manager, (48).
New England Life Insurance Company ("NELICO"), 501 Boylston Street, Boston, MA 02117.

 Senior Vice President and Associate General Counsel, NELICO, since 1997; Vice President, General Counsel, Secretary and Clerk, New England Securities, since 1993. Previously, Vice President and Counsel, The New England, 1994-1996; Second Vice President and Counsel, The New England.

NANCY HAWTHORNE, Manager, (46).
Continental Cablevision, Inc., Pilot House, Lewis Wharf, Boston, MA 02110.

 Executive Vice President, Enterprise Transformation; formerly, Senior Vice President and Chief Financial Officer, Continental Cablevision, Inc.

JOSEPH M. HINCHEY, Manager, (72).
193 Wamphassuc Road, Stonington, CT 06378.
 Retired; formerly, Senior Vice President--Finance, Analog Devices, Inc. (manufacturer of electronic devices). Trustee, Union College and Citizens Scholarship Foundation of America, Inc.; Director, New England Security Insurance and Chemet Corporation (manufacturer of metallurgical products).

RICHARD S. HUMPHREY, JR., Manager, (71).
217 Waterways Avenue, P.O. Box 518, Boca Grande, FL 33921.

 Retired; formerly, Chairman of the Board, HBM/Creamer (advertising agency).

ROBERT B. KITTREDGE, Manager, (76).
21 Sturdivant Street, Cumberland Foreside, ME 04110.

 Retired; Trustee, CGM Trust and CGM Capital Development Fund, formerly, Vice President, General Counsel and Director, Loomis, Sayles & Company, Incorporated.

JOHN T. LUDES, Manager, (60).
President and Chief Operating Officer, American Brands, 1700 E. Putnam Avenue, Old Greenwich, CT 06870.

 President & Chief Operating Officer since 1995. Formerly, President and CEO, Acushnet Company 1982-1995.

LAURENS MACLURE, Manager, (72).
183 Sohier Street, Cohasset, MA 02025.

 Retired; Trustee, CGM Trust and CGM Capital Development Fund; Director Blue Cross of Massachusetts (health insurance), formerly, President and Chief Executive Officer, New England Deaconess Hospital and President, NEDH Corp. (health care holding company).

DALE ROGERS MARSHALL, Manager, (60).
Wheaton College, 26 East Main Street, Norton, MA 02766.

 President, Wheaton College; formerly, Academic Dean, Wellesley College.

-------
  *Indicates a Board member or officer who is deemed an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act").

MARIE C. SWIFT*, Secretary, (43).
NELICO, 501 Boylston Street, Boston, MA 02117.
 Counsel and Assistant Secretary, NELICO, since 1992; and Counsel and Assistant Secretary, The New England, until 1996.

JOSEPH F. TURLEY, Manager, (71).
5680 N. A1A, #304, Indian River Shores, FL 32963.

 Retired; Director, The Gillette Company and EG&G, Inc. (diversified technical company). Formerly President and Chief Operating Officer, The Gillette Company (manufacturers of personal care products).

FREDERICK K. ZIMMERMANN*, Manager and Chairman, (45).
NELICO, 501 Boylston Street, Boston, MA 02117.

 Executive Vice President and Chief Investment Officer, NELICO, since 1996; Chairman of the Board and President, TNE Advisers, Inc.; Chairman of the Board and President, New England Pension and Annuity Company; formerly, Director and Vice President--Investments, NELICO, until 1996; Executive Vice President (1993-1996) and Chief Investment Officer (1992-1996), The New England.
-------
  *Indicates a Board member or officer who is deemed an "interested person" as defined by the Investment Company Act of 1940 (the "1940 Act").

  COMMITTEES OF THE BOARD. The Managers have delegated certain functions to two committees, each of which consists of Managers who are not interested persons of the Fund. The two committees currently have the same members (Mses. Hawthorne and Marshall and Messrs. Arena, Flynn, Hinchey, Humphrey, Kittredge, Ludes, MacLure and Turley).

  The Audit Committee's responsibilities include review of financial and accounting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Hinchey currently serves as chairman of the Audit Committee.

  The Contract Review and Governance Committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Managers who are not interested persons of the Fund and any other contracts which may be referred to it by the Board. The Committee also recommends to the Board nominees for election as Managers of the Fund and recommends the compensation of the Managers who are not interested persons of the Fund. Mr. MacLure currently serves as chairman of the Contract Review and Governance Committee.

  BOARD COMPENSATION. The Fund does not pay any remuneration to officers or Managers who are interested persons of the Fund.

  Each Manager who is not an "interested person" receives for serving as Manager of the Fund and on the board of New England Zenith Fund a retainer fee at the annual rate of $20,000, an attendance fee of $2,000 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $3,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $2,000. These fees are allocated among the Fund and the series of New England Zenith Fund based on a formula that takes into account, among other factors, the net assets of the Fund and each such series of each fund.

  During the fiscal year ended December 31, 1996, the persons who were then Managers of the Fund received the amounts set forth below for serving as a Manager of the Fund and for also serving on the governing board. As of December 31, 1996, there were a total of 14 series of New England Zenith Fund.

                                                               TOTAL COMPENSATION
                                                               FROM THE FUND AND
                                      AGGREGATE COMPENSATION   NEW ENGLAND ZENITH
   NAME OF MANAGER                    FROM THE FUND IN 1996       FUND IN 1996
   ---------------                    ----------------------   ------------------
John J. Arena........................         $  909                $14,000
John W. Flynn........................            909                 14,000
Nancy Hawthorne......................          1,947                 28,000
Joseph M. Hinchey....................          2,034                 30,000
Richard S. Humphrey, Jr..............          1,947                 28,000
Robert B. Kittredge..................          1,947                 63,750(a)
John T. Ludes........................            776                 12,000
Laurens MacLure......................          2,078                 66,750(a)
Dale Rogers Marshall.................          1,814                 26,000
Joseph F. Turley.....................          1,947                 28,000

-------

(a) Also includes compensation paid by the portfolios of the CGM Funds, a group of mutual funds for which Capital Growth Management Limited Partnership, the investment adviser of the Fund, serves as investment adviser.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  ADVISORY AGREEMENT. Capital Growth Management Limited Partnership ("CGM"), One International Place, Boston, Massachusetts 02110, serves as investment adviser to the Fund under an advisory agreement dated August 30, 1996. CGM has served as the Fund's investment adviser since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles & Company, Incorporated ("Loomis Sayles"), whose Capital Growth Management Division was reorganized into CGM on that date. CGM is a limited partnership whose sole general partner is Kenbob, Inc., a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner. CGM provides discretionary investment management services to mutual funds and other clients.

  CGM, subject to the supervision of the Fund's Board of Managers, manages the investment and reinvestment of Fund assets. For providing such services, the Fund pays CGM an annual fee of .3066% of the average net assets of the Fund (which excludes any accrued tax liabilities and reserves for taxes arising from the income and realized and unrealized capital gains on the assets of the
Fund). Prior to August 30, 1996, the Fund paid CGM an advisory fee at the same rate under a previous advisory agreement. This fee is computed on a daily basis and is payable monthly. During the years ended December 31, 1994, 1995 and 1996, the Fund paid CGM advisory fees of $173,070, $175,101 and $189,501.

  The advisory agreement provides that it shall continue in effect for an initial term of two years from the date of its execution and thereafter from year to year so long as its continuance is approved at least annually by (i) the Board of Managers of the Fund or by the affirmative vote of a majority of the votes which may be cast by all Contractholders ("majority vote of the Contractholders") and (ii) by the vote of a majority of the Board of Managers who are not interested persons of the Fund or of CGM, cast at a meeting called for that purpose. (Majority vote of the Contractholders means 67% or more of the votes present (in person or by proxy) and entitled to be cast if Contractholders entitled to cast more than 50% of the outstanding votes of the Fund are present (in person or by proxy), or more than 50% of all votes which are entitled to be cast by all Contractholders of the Fund, whichever is less.) Any amendment to the advisory agreement must be approved by majority vote of the Contractholders and by vote of a majority of the Managers who are not such interested persons. The agreement may be terminated without penalty by the Board of Managers or the Contractholders upon 60 days' written notice to CGM or by CGM upon 90 days' written notice to the Fund, and it terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Fund shall at any time be required by the Company to eliminate all reference to the phrase "New England" in its name, unless the continuance of the agreement after such change of name is approved by majority vote of the Contractholders and by a majority of the Managers who are not interested persons of the Fund or CGM. The agreement also provides that CGM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

  CGM has individual and institutional clients besides the Fund, including the following other investment company portfolios: CGM American Tax Free Fund, CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM Realty Fund, New England Growth Fund (a series of New England Funds Trust I) and the Capital Growth Series of New England Zenith Fund.

  Managers of the Fund may also serve as officers, directors, or trustees of other investment companies advised by CGM or of other corporate or fiduciary clients of CGM. Such clients may include some accounts of MetLife and its affiliates ("MetLife accounts"). The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies, or clients advised by CGM (including MetLife accounts) desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the Board of Managers that the desirability of retaining CGM as adviser to the Fund outweighs the disadvantages, if any, which might result from these practices.

  New England Investment Companies, L.P. ("NEIC, L.P."), owns a 50% limited partnership interest in CGM. The Company owns (indirectly, through its wholly-owned subsidiary, MetLife New England Holdings, Inc.) a majority limited partnership interest in NEIC, L.P. and a 100% interest in NEIC, L.P.'s sole general partner, New England Investment Companies, Inc.

  ADMINISTRATIVE AGREEMENT. Under the terms of an administrative agreement between the Fund and the Company, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribution agreement among the Fund, the Company and New England Securities. As compensation, the Company retains the deduction for administrative expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes." For the years 1994, 1995 and 1996 this deduction amounted to $12,468, $8,245 and $6,484, respectively.

  Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains and assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.

  ADMINISTRATIVE SERVICES AGREEMENT. Pursuant to an administrative services agreement between the Company and New England Life Insurance Company ("NELICO"), NELICO serves as the Designated Office for servicing the Contracts and performs certain other administrative services for the Company relating to the Fund and the Contracts. NELICO is compensated for these services based on the expenses it incurs in providing them. NELICO was a wholly-owned subsidiary of The New England before it merged into the Company, and became a subsidiary of the Company as a result of the merger.

  DISTRIBUTION AGREEMENT. New England Securities serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Securities. The agreement does not obligate New England Securities to sell a specific number of contracts. The Company retains the deduction for sales expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes". For the years 1994, 1995 and 1996, these deductions amounted to $33,847, $21,952 and $17,197, respectively.

  New England Securities also serves as principal underwriter to New England Retirement Investment Account, The New England Variable Account, New England Variable Life Separate Account, New England Variable Annuity Separate Account and New England Zenith Fund.

  SAFEKEEPING OF SECURITIES. The Fund maintains custody of its securities pursuant to a safekeeping and services agreement with State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110. Eligible securities of the Fund are held on deposit with The Depository Trust Company. The safekeeping agreement differs from the typical forms of mutual fund custodian agreements in that the responsibilities of the bank are less. For example, the Company, under its administrative agreement with the Fund, retains substantially more flexibility in dealing with cash balances and has much greater responsibility for pricing in the context of contract sales and redemptions. The Company bears State Street Bank's costs under the safekeeping and services agreement in accordance with the terms of the administrative agreement with the Fund.

  INDEPENDENT ACCOUNTANTS. The Fund's independent accountants are Coopers & Lybrand L.L.P., One International Place, Boston, Massachusetts 02110. Coopers & Lybrand L.L.P. conducts an annual audit of the Fund's financial statements, conducts an examination of securities owned by the Fund and held pursuant to the safekeeping agreement, and consults with the Company's financial personnel on current accounting and financial matters relating to the Fund. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, will serve as the Fund's independent auditors in 1997.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  In buying and selling portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities are carried out through brokers or dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  CGM selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling the order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commissions will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the brokers in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. These services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  In 1996, brokerage transactions for the Fund aggregating $212,485,166 were allocated to brokers providing research services and $239,931 in commissions were paid on these transactions. During 1994, 1995 and 1996 the Fund paid total brokerage fees of $227,203, $317,889 and $275,771, respectively.

                           DISTRIBUTION OF CONTRACTS

  New England Securities, an indirect subsidiary of the Company, is the principal underwriter of the contracts. The contracts are no longer offered for sale, but contractholders may make on-going purchase payments under the Fund's flexible purchase payment contracts. NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities service the contracts. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives who have sold the contracts. In 1994, 1995, and 1996 The New England or (after August 30, 1996) the Company paid commissions to those registered representatives with respect to ongoing purchase payments under the contracts in the amounts of $42,665, $39,551 and $14,426, respectively.

                        CALCULATION OF PERFORMANCE DATA

  As set forth in the prospectus under "Fund Performance," the Fund's Annual and Semi-Annual Reports show the percentage change in unit value of the Fund without reflecting the impact of any sales and administrative charges. (The Annual and Semi-Annual Reports also illustrate the Fund's Average Annual Total Return, which does reflect the deduction of sales and administration charges.) The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any Purchase Payments or surrenders during the year. The percentage change in unit value is shown for every calendar year since inception of the Fund to the date of the report and for 20, 15, 10, 5 and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

  The following percentage change in unit value figures appear in the Fund's Annual Report for the year ended December 31, 1996.

PERCENT CHANGE IN UNIT VALUE
----------------------------
25 years, 9 months ended December 31, 1996............................. 1,635.1%
20 years ended December 31, 1996....................................... 1,649.9%
15 years ended December 31, 1996.......................................   880.9%
10 years ended December 31, 1996.......................................   226.2%
5 years ended December 31, 1996........................................    69.7%
1 year ended December 31, 1996.........................................    21.5%

                      ANNUAL PERCENT CHANGE IN UNIT VALUE
                             SINCE FUND INCEPTION

                                                             ACCUMULATION     %
      DATE                                                    UNIT VALUE    CHANGE
      ----                                                   ------------   ------
      March 25, 1971........................................  $ 1.157298      --
      December 31, 1971.....................................    1.180085     +2.0
      December 31, 1972.....................................    1.324345    +12.2
      December 31, 1973.....................................    1.144645    -13.6
      December 31, 1974.....................................    0.786512    -31.3
      December 31, 1975.....................................    0.981727    +24.8
      December 31, 1976.....................................    1.147484    +16.9
      December 31, 1977.....................................    1.077867     -6.1
      December 31, 1978.....................................    1.180390     +9.5
      December 31, 1979.....................................    1.356685    +14.9
      December 31, 1980.....................................    1.907809    +40.6
      December 31, 1981.....................................    2.046992     +7.3
      December 31, 1982.....................................    3.254033    +59.0
      December 31, 1983.....................................    3.943886    +21.2
      December 31, 1984.....................................    3.572709     -9.4
      December 31, 1985.....................................    4.823900    +35.0
      December 31, 1986.....................................    6.156190    +27.6
      December 31, 1987.....................................    7.017161    +14.0
      December 31, 1988.....................................    6.745649     -3.9
      December 31, 1989.....................................    7.984578    +18.4
      December 31, 1990.....................................    8.383448     +5.0
      December 31, 1991.....................................   11.835525    +41.2
      December 31, 1992.....................................   11.576959     -2.2
      December 31, 1993.....................................   12.850577    +11.0
      December 31, 1994.....................................   11.899473     -7.4
      December 31, 1995.....................................   16.523266    +38.9
      December 31, 1996.....................................   20.079854    +21.5

                               ANNUITY PAYMENTS

  When a variable payment option is selected, the contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the payee (and, where sex-neutral annuity rates are not applicable, on the sex of the payee when the payment option selected involves a life contingency). The impact of the choice of option and the sex and age of the payee on the level of annuity payments is described in the prospectus under "Variable Payment Options."

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the value of the applicable annuity unit as of the date of payment. The values of annuity units will change from day to day, depending upon the investment performance of the Fund.

  The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net

Investment Factors (discussed below) applicable to the contract will be equivalent on an annual basis to a net investment return at the assumed interest rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the assumed interest rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the assumed interest rate, then the next payment will be smaller than the preceding payment. The definition of the assumed interest rate, and the effect of the level of the assumed interest rate on the amount of monthly payments, is explained in the prospectus under "Variable Payment Options."

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The proceeds under a deferred contract, or the Net Purchase Payment under an immediate contract, are applied at the Company's annuity purchase rates for the selected assumed interest rate to determine the basic payment level.

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value next determined following the application of proceeds (in the case of a deferred contract) or Net Purchase Payment (in the case of an immediate contract).

  The dollar amount of the initial payment will be at the basic payment level (if, in the case of an immediate contract, the payment is due not later than 14 days after the Net Purchase Payment is applied). The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit depends on the assumed interest rate and on the Net Investment Factor applicable at the time of valuation. The Net Investment Factor, and thus changes in the value of an annuity unit under a variable payment option, reflect daily deductions for investment advisory services and mortality and expense risks. (See "Net Investment Factor" below). The initial annuity unit values were set at $1.00 effective on the date on which assets were first placed in the Fund.

  The annuity unit value for any day is equal to the corresponding annuity unit value previously determined multiplied by the applicable Net Investment Factor for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor for each day since the annuity unit value was last determined. The assumed interest factor represents the daily equivalent of the contract's annual assumed interest rate. In the calculation of annuity unit values, the assumed interest factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the contract's assumed interest rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will decrease. At an assumed interest rate of 3.5% the assumed interest factor is .9999058. Assumed interest factors for other assumed interest rates are computed on a consistent basis.

                             NET INVESTMENT FACTOR

  The Net Investment Factor for the Fund is determined on each day on which the New York Stock Exchange is open for trading (a "Trading Day") as follows:

  On each Trading Day a Gross Investment Rate is determined from the investment performance of the Fund since the close of regular trading on the New York Stock Exchange on the preceding Trading Day. This rate may be positive or negative and is equal to:

    i. The investment income since the close of regular trading on the New York Stock Exchange on the preceding Trading Day, plus capital gains minus capital losses for the same period, whether realized or unrealized, less deductions for: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (c) fees and expenses of the Board of Managers, divided by

    ii. The value of the total assets of the Fund as of the close of regular trading on the New York Stock Exchange on the preceding Trading Day less any assets set aside as a provision for taxes and accrued expenses described in i. above.

  The Net Investment Factor is equal to the sum of this Gross Investment Rate and 1.0000000, less the following deductions from net assets for each day since the close of regular trading on the New York Stock Exchange on the preceding Trading Day:

    i. For deferred contracts: .00344% (1.2556% on an annual basis consisting of .3066% for investment advisory services and .8395% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

    ii. For immediate contracts: .00274% (1.0001% on an annual basis consisting of .3066% for investment advisory services and .5840% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

  The Net Investment Factor may be less than 1.0000000.

                                    EXPERTS

  The financial statements of New England Variable Annuity Fund I included in this Statement of Additional Information and the information in the Prospectus concerning selected per unit data and ratios have been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing. The financial statements of Metropolitan Life Insurance Company ("MetLife") as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, (whose reports express unqualified opinions and, with respect to MetLife, includes an explanatory paragraph referring to the changes in the basis of accounting), and are included in reliance upon such reports of such firm given upon their authority as experts in auditing and accounting.

-------------------------------------------------------------------------------
                      REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Managers and the Contract Owners of New England Variable Annuity Fund I

 We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I, including the schedule of portfolio invest-ments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected per unit data and ratios for each of the five years in the period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes ex-amining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and bro-kers. An audit also includes assessing the accounting principles used and sig-nificant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

 In our opinion, the financial statements and selected per unit data and ra-tios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 1996, the results of its operations for the year then ended, the changes in its net as-sets for each of the two years in the period then ended, and selected per unit data and ratios for each of the five years in the period then ended, in con-formity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 31, 1997

--------------------------------------------------------------------------------
                      NEW ENGLAND VARIABLE ANNUITY FUND I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
 Investments in common stocks at market (average cost
  $47,877,709)(Note 2)...........................................  $ 62,075,438
 Corporate short-term notes (at cost which approximates market)..     3,080,000
                                                                   ------------
    Total investments............................................    65,155,438
                                                                   ------------
 Receivable for investments sold.................................       674,185
 Dividends and interest receivable...............................        80,861
 Receivable from contractholders.................................         3,272
                                                                   ------------
    Total assets.................................................    65,913,756
                                                                   ------------
LIABILITIES
 Payable for investments purchased...............................       173,430
 Payable for investment advisory fees (Note 4)...................        17,813
 Payable for mortality and expense risks (Note 5)................        54,618
 Payable for other direct expenses...............................        35,169
 Payable to contractholders......................................           230
 Payable to bank.................................................       349,784
                                                                   ------------
    Total liabilities............................................       631,044
                                                                   ------------
NET ASSETS.......................................................   $65,282,712
                                                                   ============
Net assets attributable to
 variable annuity contractholders 3,012,611 accumulation units at
 $20.08 per unit.................................................   $60,492,792
 Annuity reserves (Note 2).......................................     4,789,920
                                                                   ------------
                                                                   $ 65,282,712
                                                                   ============

--------------------------------------------------------------------------------
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2)
 INCOME
  Dividends....................................................... $    892,129
  Interest........................................................       39,777
  Other income....................................................       28,214
                                                                   ------------
    Total income..................................................      960,120
                                                                   ------------
 EXPENSES
  Mortality and expense risks (Notes 2 and 5).....................      580,983
  Investment advisory fee
   (Note 4).......................................................      189,501
  Other direct expenses
   (Note 4).......................................................       53,036
                                                                   ------------
    Total expenses................................................      823,520
                                                                   ------------
 NET INVESTMENT INCOME............................................      136,600
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 3)
  Realized net gain from   investments sold.......................    6,318,302
  Change in unrealized appreciation of investments................    5,603,280
                                                                   ------------
    Net gain on investments.......................................   11,921,582
                                                                   ------------
Increase in net assets resulting from operations..................  $12,058,182
                                                                   ============

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                     NEW ENGLAND VARIABLE ANNUITY FUND I
                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
INCREASE IN NET ASSETS FROM OPERATIONS
 Net investment income............................... $   136,600  $   197,800
 Realized net gain from investments sold.............   6,318,302   10,912,465
 Change in unrealized appreciation of investments....   5,603,280    7,289,902
                                                      -----------  -----------
 Net increase in net assets resulting from
  operations.........................................  12,058,182   18,400,167
                                                      -----------  -----------
CHANGES FROM PRINCIPAL TRANSACTIONS
 Purchase payments, less sales and administrative
  expenses and applicable premium taxes (Note 4).....     259,763      312,538
 Contract terminations...............................  (6,873,884)  (8,858,774)
 Annuity payments....................................    (586,217)    (537,648)
 Adjustments to annuity reserves (Note 2)............    (158,377)      11,172
                                                      -----------  -----------
 Decrease in net assets derived from principal
  transactions.......................................  (7,358,715)  (9,072,712)
                                                      -----------  -----------
 Total increase......................................   4,699,467    9,327,455
NET ASSETS
 Beginning of year...................................  60,583,245   51,255,790
                                                      -----------  -----------
 End of year......................................... $65,282,712  $60,583,245
                                                      ===========  ===========



   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                      NEW ENGLAND VARIABLE ANNUITY FUND I
                          SUPPLEMENTARY INFORMATION --
                       SELECTED PER UNIT DATA AND RATIOS
--------------------------------------------------------------------------------

Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                         YEAR ENDED DECEMBER 31,
                            --------------------------------------------------
                              1996      1995      1994       1993      1992
                              ----      ----      ----       ----      ----
Net Asset Value, beginning
 of period.................    $16.52    $11.90    $12.85     $11.58    $11.84
                            --------- --------- ---------  --------- ---------
Per unit data
 Investment income.........       .28       .24       .29        .16       .25
 Expenses..................       .24       .19       .16        .15       .14
                            --------- --------- ---------  --------- ---------
 Net investment income.....       .04       .05       .13        .01       .11
 Net realized and
  unrealized gain (loss) on
  investments..............      3.52      4.57     (1.08)      1.26      (.37)
                            --------- --------- ---------  --------- ---------
 Net increase (decrease) in
  net asset value..........      3.56      4.62      (.95)      1.27      (.26)
                            --------- --------- ---------  --------- ---------
 Net Asset Value, end of
  period...................    $20.08    $16.52    $11.90     $12.85    $11.58
                            ========= ========= =========  ========= =========
Total Return (%)...........      21.5      38.9      (7.4)      11.0      (2.2)
Ratios
 Ratio of operating
  expenses to average net
  assets (%)...............      1.34      1.35      1.26       1.26      1.25
 Ratio of investment
  income-net to average net
  assets (%)...............       .22       .34      1.06        .11       .98
Portfolio turnover (%).....    196.25    228.26    139.43     154.15    171.55
Average commission rate
 paid......................    $  359       --        --         --        --
Number of accumulation
 units outstanding at end
 of period................. 3,012,611 3,399,132 4,038,331  4,410,741 5,103,553

-------------------------------------------------------------------------------
                     NEW ENGLAND VARIABLE ANNUITY FUND I
                        NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1. NATURE OF OPERATIONS

 New England Variable Annuity Fund I (the "Fund") is registered under the In-vestment Company Act of 1940, as amended, as a diversified, open-end manage-ment investment company. The Fund is sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. The operations of the Fund are part of Metropolitan Life Insur-ance Company (the "Insurance Company"). Prior to August 30, 1996, the Fund was part of New England Mutual Life Insurance Company ("The New England"). Effec-tive August 30, 1996, The New England merged into the Insurance Company. New England Life Insurance Company, a subsidiary of the Insurance Company, is the designated office for contractholder services. No new contracts are being of-fered at this time, but holders of existing flexible payment deferred con-tracts may continue to make purchase payments.

2. SIGNIFICANT ACCOUNT POLICIES

 The following is a summary of significant accounting policies consistently followed by the Fund.

 A. Security valuation. Investments in common stocks traded on a national se-curities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, on December 31, 1996, or if there was no reported sale during the day and for over-the-counter securi-ties not so listed, at the last reported bid prices on that date. Corporate short-term notes are stated at cost, which approximates fair market value.

 B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is exe-cuted), and dividend income is recorded on the ex-dividend date. Interest in-come is recorded on the accrual basis. Net investment income and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

 C. Federal income taxes. The Fund is not taxed separately because the opera-tions of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company un-der subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

 D. Annuity reserves. Annuity reserves are computed for currently payable con-tracts according to the Progressive Annuity Mortality Table. The assumed in-terest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0-5%, as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are re-imbursed to the Insurance Company if the reserves required are less than orig-inally estimated. If additional reserves are required, the Insurance Company reimburses the variable annuity account.

 E. Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that affect the reported amount of assets and liabili-ties and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

 The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1996 were $118,866,657 and $128,838,564, respectively. Gains and losses from sales of investments are computed on the basis of average cost.

4. ADVISORY AND SERVICE FEES WITH AFFILIATES

 During the year ended December 31, 1996, the Fund incurred investment manage-ment fees of $189,501, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, an affiliate of the Insurance Company. The

-------------------------------------------------------------------------------
                     NEW ENGLAND VARIABLE ANNUITY FUND I
                  NOTES TO FINANCIAL STATEMENTS -- CONTINUED
-------------------------------------------------------------------------------
advisory agreement provides for a fee at the annual rate of 0.3066% of the av-erage net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 1996, amounted to $17,197 and $6,484, respectively, were retained by The New England and the Insurance Company.

 Effective January 1, 1995, the audit and managers fees were borne by the Fund. These expenses amounted to $53,036 for the year ended December 31, 1996.

5. MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

 Although variable annuity payments differ according to the investment perfor-mance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assum-ing those risks. During 1996, the mortality and expense risk charges totaled $580,983.

 The expense risk assumed by the Insurance Company is the risk that the deduc-tions for sales and administrative expenses and for investment advisory serv-ices provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

 The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

 The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingen-cies are chosen. Those annuity payments are determined in accordance with an-nuity purchase rate provisions established at the time the contracts are is-sued.

 Under deferred annuity contracts, the Insurance Company also assumes a mini-mum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, reduced by any partial surrender, and (2) the value of the contract as of the death valuation date.

 If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company ab-sorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

6. RELATED PARTIES

 Two members of the Board of Managers of the Fund are officers of New England Life Insurance Company. Both members are affiliated with the principal under-writer, one as an officer and one as a director.

7. INCREASE (DECREASE) IN ACCUMULATION UNITS

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                           --------------------
                                                             1996       1995
                                                           ---------  ---------
 Units purchased..........................................    14,895     23,935
 Units redeemed...........................................  (401,416)  (663,134)
                                                           ---------  ---------
  Net decrease............................................  (386,521)  (639,199)
Units at beginning of year................................ 3,399,132  4,038,331
                                                           ---------  ---------
Units at end of year...................................... 3,012,611  3,399,132
                                                           =========  =========

--------------------------------------------------------------------------------
                     NEW ENGLAND VARIABLE ANNUITY FUND I
                     INVESTMENTS AS OF DECEMBER 31, 1996
--------------------------------------------------------------------------------

        COMMON STOCKS--
        95.1% OF TOTAL NET ASSETS

                                                                           VALUE
 SHARES                                                                 (NOTE 2)
 ------                                                               ----------
        AEROSPACE--5.1%
 31,000 Boeing Co..................................................   $3,297,625
                                                                      ----------
        AIRLINES--2.3%
 24,000 UAL Corp.*.................................................    1,500,000
                                                                      ----------
        BANKS--MONEY CENTER--12.8%
 37,400 Chase Manhattan Corp. .....................................    3,337,950
 49,000 Citicorp...................................................    5,047,000
                                                                      ----------
                                                                       8,384,950
                                                                      ----------
        BEVERAGES & TOBACCO--4.0%
 66,000 Anheuser Busch Companies, Inc. ............................    2,640,000
                                                                      ----------
        COMPUTER SOFTWARE & SERVICES--3.2%
 17,000 Compaq Computer Corp.*.....................................    1,262,250
 15,000 Dell Computer Corp.*.......................................      796,875
                                                                      ----------
                                                                       2,059,125
                                                                      ----------
        ELECTRONIC COMPONENTS--6.0%
 30,000 Intel Corp. ...............................................    3,928,125
                                                                      ----------
        FOOD--RETAILERS/WHOLESALERS--9.7%
 60,000 Hershey Foods Corp. .......................................    2,625,000
 33,000 Philip Morris Companies, Inc...............................    3,716,625
                                                                      ----------
                                                                       6,341,625
                                                                      ----------
        HOME PRODUCTS & COSMETICS--2.3%
 14,000 Procter & Gamble Co. ......................................    1,505,000
                                                                      ----------
        INSURANCE--15.0%
 20,000 Aetna Inc..................................................    1,600,000
 66,000 Allstate Corp..............................................    3,819,750
 34,700 American International Group, Inc. ........................    3,756,275
 10,000 Aon Corp. .................................................      621,250
                                                                      ----------
                                                                       9,797,275
                                                                      ----------
        MISCELLANEOUS--5.6%
 51,000 Nike, Inc..................................................    3,047,250
 9,600  United Technologies Corp. .................................      633,600
                                                                      ----------
                                                                       3,680,850
                                                                      ----------
        OFFICE EQUIPMENT & SUPPLIES--1.7%
 7,300  International Business Machines Corp. .....................    1,102,300
                                                                      ----------
        OIL--MAJOR INTEGRATED--9.6%
21,000  British Petroleum Co. PLC..................................    2,968,875
33,500  Texaco, Inc. ..............................................    3,287,188
                                                                     -----------
                                                                       6,256,063
                                                                     -----------
        OIL--SERVICE--13.3%
42,000  Baker Hughes, Inc. ........................................    1,449,000
60,000  Halliburton Co. ...........................................    3,615,000
36,000  Schlumberger, LTD..........................................    3,595,500
                                                                     -----------
                                                                       8,659,500
                                                                     -----------
        PERIPHERALS--4.5%
74,000  Seagate Technology*........................................    2,923,000
                                                                     -----------
        TOTAL COMMON STOCKS
        (average cost $47,877,709).................................   62,075,438
                                                                     -----------
        CORPORATE SHORT-
        TERM NOTES--4.7% OF
        TOTAL NET ASSETS

       FACE
     AMOUNT
     ------
 $3,080,000 American Express Credit Corp., 6.55% due 1/2/97......     3,080,000
                                                                    -----------
            TOTAL CORPORATE SHORT-TERM NOTES
            (average cost $3,080,000)............................     3,080,000
                                                                    -----------
            TOTAL INVESTMENTS--99.8%
            (average cost $50,957,709)...........................    65,155,438
                                                                    -----------
            Receivable for investments sold......................       674,185
            Dividends and interest receivable....................        80,861
            Receivable from contractholders......................         3,272
            Liabilities..........................................      (631,044)
                                                                    -----------
            TOTAL NET ASSETS--100%...............................   $65,282,712
                                                                    ===========
            * Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

                       INDEPENDENT AUDITORS' REPORT

Metropolitan Life Insurance Company

  We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company (the "Company") as of December 31, 1996 and 1995 and the related consolidated statements of earnings, equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company at December 31, 1996 and 1995 and the consolidated results of its operations and its consolidated cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

  As discussed in Notes 1 and 13 to the consolidated financial statements, the Company has retroactively adopted applicable generally accepted accounting principles relating to mutual life insurance companies and has changed, as of December 31, 1994, the method of accounting for fixed maturity investments.

DELOITTE & TOUCHE LLP

New York, New York

April 4, 1997

                                    MLIC-1

                   METROPOLITAN LIFE INSURANCE COMPANY

   CONSOLIDATED BALANCE SHEETS DECEMBER 31, 1996 AND 1995 (IN MILLIONS)

                                                        NOTES   1996     1995
                                                        ----- -------- --------
ASSETS
Investments:
 Fixed Maturities:                                      2,12
   Available for Sale, at Estimated Fair Value.........       $ 75,039 $ 76,412
   Held to Maturity, at Amortized Cost.................         11,322   11,340
 Equity Securities..................................... 2,12     2,816    1,749
 Mortgage Loans on Real Estate......................... 2,12    18,964   17,216
 Policy Loans..........................................   12     5,842    5,714
 Real Estate...........................................    2     7,744    8,761
 Real Estate Joint Ventures............................    4       851      753
 Other Limited Partnership Interests...................    4       992      797
 Leases and Leveraged Leases...........................    2     1,883    1,503
 Short-Term Investments................................   12       741    1,769
 Other Invested Assets.................................          2,692    2,651
                                                              -------- --------
   Total Investments...................................        128,886  128,665
Cash and Cash Equivalents..............................   12     2,325    1,930
Deferred Policy Acquisition Costs......................          7,227    6,508
Accrued Investment Income..............................          1,611    1,961
Premiums and Other Receivables.........................          2,916    2,533
Deferred Income Taxes Receivable.......................             37      --
Other Assets...........................................          2,094    2,157
Separate Account Assets................................         43,775   39,384
                                                              -------- --------
   Total Assets........................................       $188,871 $183,138
                                                              ======== ========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits.................................    5  $ 69,223 $ 68,256
Policyholder Account Balances.......................... 5,12    47,674   48,133
Other Policyholder Funds...............................   12     4,179    4,006
Policyholder Dividends Payable.........................          1,817    1,825
Short- and Long-Term Debt.............................. 9,12     5,365    5,580
Income Taxes Payable:                                      6
 Current...............................................            599      827
 Deferred..............................................            --       230
Other Liabilities......................................          4,632    3,666
Separate Account Liabilities...........................         43,399   38,861
                                                              -------- --------
   Total Liabilities...................................        176,888  171,384
                                                              -------- --------
Commitments and Contingencies (Notes 2, 4 and 10)
EQUITY
Retained Earnings......................................         10,937   10,084
Net Unrealized Investment Gains........................    3     1,028    1,646
Foreign Currency Translation Adjustments...............             18       24
                                                              -------- --------
   Total Equity........................................   13    11,983   11,754
                                                              -------- --------
   Total Liabilities and Equity........................       $188,871 $183,138
                                                              ======== ========

       See accompanying notes to consolidated financial statements.

  The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determination.

                                    MLIC-2

                    METROPOLITAN LIFE INSURANCE COMPANY

                    CONSOLIDATED STATEMENTS OF EARNINGS

    FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  -------
REVENUES
Premiums.......................................     5  $11,462  $11,178  $10,078
Universal Life and Investment-Type Product Pol-
 icy Fee Income................................          1,173    1,105      883
Net Investment Income..........................     3    8,848    8,711    8,283
Investment Gains, Net..........................     3      603      199        4
Commissions, Fees and Other Income.............          1,152      741      636
                                                       -------  -------  -------
 Total Revenues................................         23,238   21,934   19,884
                                                       -------  -------  -------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits..........................     5   12,525   11,976   11,179
Interest Credited to Policyholder Account Bal-
 ances.........................................          2,868    3,143    3,040
Policyholder Dividends.........................          1,728    1,786    1,752
Other Operating Costs and Expenses.............          4,711    4,285    3,500
                                                       -------  -------  -------
 Total Benefits and Other Deductions...........         21,832   21,190   19,471
                                                       -------  -------  -------
Earnings from Continuing Operations before In-
 come Taxes....................................          1,406      744      413
Income Taxes...................................     6      482      407      380
                                                       -------  -------  -------
Earnings from Continuing Operations............            924      337       33
                                                       -------  -------  -------
Discontinued Operations:
 (Loss) Earnings from Discontinued Operations
  (Net of Income Tax (Benefit) Expense of $(18)
  in 1996, $32 in 1995 and $54 in 1994)........            (52)     (54)      81
 (Loss) Gain on Disposal of Discontinued Opera-
  tions (Net of Income Tax (Benefit) Expense of
  $(11) in 1996 and $106 in 1995)..............            (19)     416      --
                                                       -------  -------  -------
(Loss) Earnings from Discontinued Operations...            (71)     362       81
                                                       -------  -------  -------
Net Earnings...................................    13  $   853  $   699  $   114
                                                       =======  =======  =======

       See accompanying notes to consolidated financial statements.

                                    MLIC-3

                    METROPOLITAN LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF EQUITY

    FOR THE YEARS ENDED DECEMBER 31, 1996 ,1995 AND 1994 (IN MILLIONS)

                                                 NOTES  1996     1995     1994
                                                 ----- -------  -------  ------
Retained Earnings, Beginning of Year...........        $10,084  $ 9,385  $9,271
Net Earnings...................................            853      699     114
                                                       -------  -------  ------
Retained Earnings, End of Year.................         10,937   10,084   9,385
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses),
Beginning of Year..............................          1,646     (955)    259
Cumulative Effect of Accounting Change.........     1      --       --   (1,247)
Change in Unrealized Investment (Losses) Gains.           (618)   2,601      33
                                                       -------  -------  ------
Net Unrealized Investment Gains (Losses), End
of Year........................................          1,028    1,646    (955)
                                                       -------  -------  ------
Foreign Currency Translation Adjustments,
Beginning of Year..............................             24      (2)    (17)
Change in Foreign Currency Translation
Adjustments....................................             (6)      26      15
                                                       -------  -------  ------
Foreign Currency Translation Adjustments, End
of Year........................................             18       24     (2)
                                                       -------  -------  ------
Total Equity, End of Year......................    13  $11,983  $11,754  $8,428
                                                       =======  =======  ======

       See accompanying notes to consolidated financial statements.

                                    MLIC-4

                    METROPOLITAN LIFE INSURANCE COMPANY

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

    FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994 (IN MILLIONS)

                                                     1996      1995      1994
                                                   --------  --------  --------
Net Cash Provided by Operating Activities......... $  3,688  $  4,823  $  3,980
Cash Flows from Investing Activities:
 Sales, Maturities and Repayments of:
  Fixed Maturities................................   76,117    64,372    47,658
  Equity Securities...............................    2,069       694       795
  Mortgage Loans on Real Estate...................    2,380     3,182     2,684
  Real Estate.....................................    1,948     1,193       688
  Real Estate Joint Ventures......................      410       387       471
  Other Limited Partnership Interests.............      178        42        24
 Purchases of:
  Fixed Maturities................................  (76,225)  (66,693)  (51,073)
  Equity Securities...............................   (2,742)     (781)     (812)
  Mortgage Loans on Real Estate...................   (4,225)   (2,491)   (1,465)
  Real Estate.....................................     (859)     (904)     (773)
  Real Estate Joint Ventures......................     (130)     (285)      (51)
  Other Limited Partnership Interests.............     (307)      (87)     (164)
 Net Change in Short-Term Investments.............    1,028      (634)      198
 Net Change in Policy Loans.......................     (128)     (112)     (393)
 Other, Net.......................................     (438)     (568)     (107)
                                                   --------  --------  --------
Net Cash Used by Investing Activities.............     (924)   (2,685)   (2,320)
                                                   --------  --------  --------
Cash Flows from Financing Activities:
 Policyholder Account Balances
  Deposits........................................   17,167    16,017    15,580
  Withdrawals.....................................  (19,321)  (19,142)  (16,876)
 Additions to Long-Term Debt......................      --        692       148
 Repayments of Long-Term Debt.....................     (284)     (389)     (334)
 Net Increase (Decrease) in Short-Term Debt.......       69       (78)      143
                                                   --------  --------  --------
Net Cash Used by Financing Activities.............   (2,369)   (2,900)   (1,339)
                                                   --------  --------  --------
Change in Cash and Cash Equivalents...............      395      (762)      321
Cash and Cash Equivalents, Beginning of Year......    1,930     2,692     2,371
                                                   --------  --------  --------
Cash and Cash Equivalents, End of Year............ $  2,325  $  1,930  $  2,692
                                                   ========  ========  ========
Supplemental Cash Flow Information:
 Interest Paid.................................... $    310  $    280  $    257
                                                   ========  ========  ========
 Income Taxes Paid................................ $    497  $    283  $    161
                                                   ========  ========  ========

       See accompanying notes to consolidated financial statements.

                                    MLIC-5

                    METROPOLITAN LIFE INSURANCE COMPANY

    FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994 (IN MILLIONS)

                                                       1996     1995     1994
                                                      -------  -------  ------
Net Earnings......................................... $   853  $   699  $  114
Adjustments to Reconcile Net Earnings to Net Cash
 Provided by Operating Activities:
  Change in Deferred Policy Acquisition Costs, Net...    (391)    (376)   (538)
  Change in Accrued Investment Income................     350     (191)    (70)
  Change in Premiums and Other Receivables...........    (106)     (29)   (458)
  Undistributed (Income) Loss of Real Estate Joint
   Ventures and Other Limited Partnerships...........     100      (95)    150
  Gains from Sale of Investments and Businesses, Net.    (573)    (721)     (4)
  Depreciation and Amortization Expenses.............     (18)      30     (25)
  Interest Credited to Policyholder Account Balances.   2,868    3,143   3,040
  Universal Life and Investment-Type Product Policy
   Fee Income........................................  (1,173)  (1,105)   (883)
  Change in Future Policy Benefits...................   2,149    2,332   2,089
  Change in Other Policyholder Funds.................     181      (66)     65
  Change in Policyholder Dividends Payable...........      (8)      11     (55)
  Change in Income Taxes Payable.....................    (134)     327     503
  Other, Net.........................................    (410)     864      52
                                                      -------  -------  ------
Net Cash Provided by Operating Activities............ $ 3,688  $ 4,823  $3,980
                                                      =======  =======  ======

       See accompanying notes to consolidated financial statements.

                                    MLIC-6

                   METROPOLITAN LIFE INSURANCE COMPANY

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  Metropolitan Life Insurance Company ("MetLife") and its subsidiaries (collectively, the "Company") principally provide life insurance and annuity products and pension, pension-related and investment-related services to individuals, corporations and other institutions. The Company also provides nonmedical health, disability and property and casualty insurance and offers investment management, investment advisory, and commercial finance services.

 BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The New York State Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determination.

  The accompanying consolidated financial statements include the accounts of MetLife and its subsidiaries, partnerships and joint venture interests in which MetLife has control. Other equity investments in affiliated companies, partnerships and joint ventures are generally reported on the equity basis. Significant intercompany transactions and balances have been eliminated in consolidation.

  Minority interest related to subsidiaries, partnership and joint venture interests that are consolidated amounted to $149 million and $137 million at December 31, 1996 and 1995, respectively, and is included in other liabilities. Minority interest in earnings of $30 million, $22 million and $5 million in 1996, 1995 and 1994, respectively, is included in other operating costs and expenses.

  In August 1996, MetLife completed a merger with New England Mutual Life Insurance Company ("The New England") whereby The New England was merged directly into MetLife. The merger was accounted for as a pooling of interest and, accordingly, the accompanying consolidated financial statements include the accounts and operations of The New England for all periods.

  Prior to 1996, MetLife, as a mutual life insurance company, prepared its financial statements in conformity with accounting practices prescribed or permitted by the Department (statutory financial statements), which accounting practices were considered to be GAAP for a mutual life insurance company. In 1996, MetLife adopted Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises (the "Interpretation"), and Statement of Financial Accounting Standards ("SFAS") No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Policies (the "Standard"), of the Financial Accounting Standards Board ("FASB"). The Interpretation and the Standard required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The financial statements of MetLife for 1995 and 1994 have been retroactively restated to reflect the adoption of all applicable authoritative GAAP pronouncements. The effect of such adoption, except for SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," has been reflected in equity at January 1, 1994 (see Note
13).

  As of December 31, 1994, the Company adopted SFAS No. 115, which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of SFAS No. 115 decreased consolidated equity at December 31, 1994, by $1,247 million, net of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits. In 1995, the FASB issued implementation guidance for SFAS No. 115 and permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 31, 1995, the Company transferred $3,058 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated equity at December 31, 1995, increased by

                                    MLIC-7

$135 million, excluding the effects of deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits.

VALUATION OF INVESTMENTS

  Fixed maturity securities for which the Company has the positive intent and ability to hold to maturity are stated principally at amortized cost and include bonds and redeemable preferred stock. All other fixed maturity securities are classified as available for sale and are reported at estimated fair value. Equity securities are stated principally at estimated fair value and include common stocks and nonredeemable preferred stocks. Unrealized investment gains and losses on fixed maturity securities available for sale and equity securities are reported as a separate component of equity. Such amounts are net of related deferred income taxes, amounts attributable to participating pension contractholders and adjustments of deferred policy acquisition costs and future policy benefits relating to unrealized gains on available for sale securities. Costs of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. All security transactions are recorded on a trade date basis.

  Mortgage loans in good standing are carried at outstanding principal balances less unaccreted discounts. Mortgage loans are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contract terms of the loan agreement. When the Company determines that a loan is impaired, an allowance for loss is established for the difference between the carrying value of the mortgage loan and the estimated fair value. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. The provision for losses is reported as a realized investment loss. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses.

  Investment real estate, including real estate acquired in satisfaction of debt, is generally stated at depreciated cost (or amortized cost for capital leases). At the date of foreclosure, real estate acquired in satisfaction of debt is recorded at estimated fair value. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the investment may not be recoverable. In performing the review for recoverability, management estimates future cash flows expected from real estate investments including proceeds on disposition. If the sum of such expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the real estate, an impairment loss is recognized. Measurement of impairment losses is based on the estimated fair market value of the real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with underlying risks. Real estate investments that management intends to sell in the near term are reported at the lower of cost or estimated fair market value less allowances for the estimated cost of sales. Changes in allowances relating to real estate to be disposed of and impairments of real estate are reported as realized investment gains or losses.

  Depreciation, including charges relating to capital leases, of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 20 to 40 years or the terms of the lease, if shorter. Accumulated depreciation and amortization on real estate was $2,109 million and $2,187 million at December 31, 1996 and 1995, respectively. Depreciation and amortization expense totaled $348 million, $427 million and $356 million for the years ended December 31, 1996, 1995 and 1994, respectively.

  Policy loans are stated at unpaid principal balances. Short-term investments are stated at amortized cost, which approximates fair value.

  The Company acts as the lessor of equipment in both direct financing and operating lease transactions. At lease commencement, the Company records the aggregate future minimum lease payments due, the estimated residual value of the leased equipment and unearned lease income for direct financing leases. The unearned lease income represents the excess of aggregate future minimum lease receipts plus the estimated residual value over the cost of the leased equipment or its net capitalized value. Lease income is recognized over the term of the lease in a manner which reflects a level yield on the net investment in the lease. Certain origination fees and costs are deferred and recognized over the term of the lease using the interest method. For operating lease transactions, the cost of equipment or its net realizable value is depreciated on a straight-line basis over its estimated economic life and lease income is recorded as earned.

                                    MLIC-8

  The Company participates in leasing transactions in which it supplies only a portion of the purchase price, but generally has the entire equity interest in the equipment and rentals receivable (leveraged leases). These interests, however, are subordinated to the interests of the lenders supplying the nonequity portion of the repurchase price. The financing is generally in the form of long-term debt that provides for no recourse against the Company and is collateralized by the property. The investment in leveraged leases is recorded net of the nonrecourse debt. Revenue, including related tax benefits, is recorded over the term of the lease at a level rate of return. Management regularly reviews residual values and writes down residuals to expected values as needed.

 INVESTMENT RESULTS

  Realized investment gains and losses are determined by specific identification and are presented as a component of revenues. Valuation allowances are netted against asset categories to which they apply and provisions for losses for investments are included in investment gains and losses.

 PROPERTY AND EQUIPMENT

  Property and equipment and leasehold improvements are included in other assets, and are stated at cost, less accumulated depreciation and amortization. Depreciation, including charges relating to capitalized leases, is provided using the straight-line or sum of the years digits methods over the estimated useful lives of the assets, which generally range from 20 to 40 years for real estate and five to 15 years or the term of the lease, if shorter, for all other property and equipment. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

 RECOGNITION OF INCOME AND EXPENSES

  Premiums from traditional life and annuity policies with life contingencies are generally recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contract. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

  For contracts with a single premium, or limited number of premium payments due over a significantly shorter period of time than the total period over which benefits are provided ("limited payment contracts"), premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

  Premiums from nonmedical health contracts are recognized as income on a pro rata basis over the contract terms.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholder account balances. Revenues from these contracts consist of amounts assessed during the period against policyholder account balances for mortality, policy administration and surrender charges. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholder account balances and interest credited to policyholder account balances.

  Property and liability premiums are generally recognized as revenue on a pro rata basis over the policy term. Unearned premiums are included in other liabilities and are computed principally by the monthly pro rata method.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business, principally commissions, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, have been deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

  Deferred policy acquisition costs are amortized over 40 years for participating traditional life and 30 years for universal life and investment-type products as a constant percentage of estimated gross margins or profits arising principally from surrender charges and interest, mortality and expense margins based on historical and anticipated

                                    MLIC-9
future experience, updated regularly. The effects of revisions to experience on previous amortization of deferred policy acquisition costs are reflected in earnings in the period estimated gross margins or profits are revised.

  For nonparticipating traditional life and annuity policies with life contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

  For nonmedical health insurance contracts, deferred policy acquisition costs are amortized over the life of the contracts (generally 10 years) in proportion to anticipated premium revenue at the time of issue.

  For property and liability insurance, deferred policy acquisition costs are amortized over the terms of policies or reinsurance treaties.

 VALUE OF INSURANCE BUSINESS ACQUIRED AND GOODWILL

  The cost of insurance acquired of $358 million and $381 million at December 31, 1996 and 1995, respectively, and the excess of purchase price over the fair value of net assets acquired of $17 million and $22 million at December 31, 1996 and 1995, respectively, are included in other assets. The cost of insurance acquired is being amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. Accumulated amortization of cost of insurance acquired was $48 million and $18 million at December 31, 1996 and 1995, respectively, and related amortization expense was $30 million, $27 million and $2 million for the years ended December 31, 1996, 1995 and 1994, respectively. The excess of purchase price over the fair value of assets acquired is being amortized generally over a 10 year period using the straight-line method. Accumulated amortization of cost in excess of net assets acquired was $48 million and $43 million at December 31, 1996 and 1995, respectively, and related amortization expense was $5 million, $5 million and $6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of net level premium reserves for death and endowment policy benefits, the liability for terminal dividends and premium deficiency reserves. The net level premium reserve is calculated based on the nonforfeiture interest rate, ranging from 2.5 percent to 7.0 percent, and mortality rates guaranteed in calculating the cash surrender values described in such contracts. Premium deficiency reserves are established, if necessary, when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholder fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing future policy benefit liabilities range from 2.5 percent to 7.0 percent for life insurance policies and 6.0 percent to 8.25 percent for annuity contracts.

  Policyholder account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

  Benefit liabilities for nonmedical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

  For property and liability insurance, the liability for unpaid reported losses is based on a case by case or overall estimate using the Company's past experience. A provision is also made for losses incurred but not reported on the basis of estimates and past experience.

                                    MLIC-10

 INCOME TAXES

  MetLife and its eligible life insurance and nonlife insurance subsidiaries file a consolidated federal income tax return. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred tax assets or liabilities.

 SEPARATE ACCOUNT OPERATIONS

  Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Separate Account assets and liabilities also include assets and liabilities relating to unit-linked products sold in the United Kingdom.

  Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts are reported as increases in Separate Account liabilities and are not reported in revenues. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

 POLICYHOLDER DIVIDENDS

  The amount of policyholder dividends to be paid is determined annually by the Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year and management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 CONSOLIDATED STATEMENTS OF CASH FLOWS--NON CASH TRANSACTIONS

  For the years ended December 31, 1996, 1995 and 1994, respectively, real estate of $189 million, $429 million and $273 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned real estate acquired in satisfaction of debt of $456 million and $649 million, respectively. During 1995 and 1994, respectively, the company assumed liabilities of $1,573 million and $88 million and received assets of $1,573 million and $86 million through assumption of certain businesses from other insurance companies.

 DISCONTINUED OPERATIONS

  In January 1995, the Company contributed its group medical benefits businesses to a corporate joint venture, The MetraHealth Companies, Inc. ("MetraHealth"). In October 1995, the Company sold its investment in MetraHealth to United HealthCare Corporation. For its interest in MetraHealth, the Company received $485 million face amount of United HealthCare Corporation convertible preferred stock and $326 million in cash (including additional consideration of $50 million in 1996). The sale resulted in an aftertax loss of $36 million in 1996 and an aftertax gain of $372 million in 1995. Operating losses in 1996 related principally to the finalization of the transfer of group medical contracts to MetraHealth. The Company also has the right to receive from United HealthCare Corporation up to approximately $169 million in cash based on the 1997 consolidated financial results of United HealthCare Corporation.

  During 1995, the company also sold its real estate brokerage, mortgage banking and mortgage administration operations for an aggregate consideration of $251 million (including additional cash consideration of $25 million in 1996), resulting in aftertax gains of $17 million in 1996 and $44 million in 1995.

  These operations are accounted for as discontinued operations and, accordingly, are segregated in the accompanying consolidated statements of earnings.

                                    MLIC-11

 FOREIGN CURRENCY TRANSLATION

  Assets and liabilities of foreign operations and subsidiaries are translated at the exchange rate in effect at year end. Revenues and benefits and other expenses are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to equity.

 ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES

  The cost or amortized cost, gross unrealized gain and loss and estimated fair value of fixed maturity and equity securities, by category, are shown below.

HELD TO MATURITY SECURITIES--DECEMBER 31, 1996 (in millions)

                                                  GROSS UNREALIZED
                                       AMORTIZED -------------------  ESTIMATED
                                         COST      GAIN      LOSS     FAIR VALUE
                                       --------- ---------  ------    ----------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies.......... $    48    $      3             $    51
  States and political subdivisions...       58          1                  59
  Foreign governments.................      260          5                 265
  Corporate...........................    7,520        236 $      64     7,692
  Mortgage-backed securities..........      689          1        16       674
  Other...............................    2,746         85        24     2,807
                                        -------   -------- ---------   -------
   Total bonds........................   11,321        331       104    11,548
 Redeemable preferred stocks..........        1        --        --          1
                                        -------   -------- ---------   -------
   Total Fixed Maturities.............  $11,322   $    331 $     104   $11,549
                                        =======   ======== =========   =======

HELD TO MATURITY SECURITIES--DECEMBER 31, 1995 (in millions)

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and
   obligations of U. S. government
   corporations and agencies.......... $    63    $      3             $    66
  States and political subdivisions...       57        --                   57
  Foreign governments.................      194         10                 204
  Corporate...........................    8,039        398 $      33     8,404
  Mortgage-backed securities..........      860          5        31       834
  Other...............................    2,126        128         5     2,249
                                        -------   -------- ---------   -------
   Total bonds........................   11,339        544        69    11,814
 Redeemable preferred stocks..........        1        --        --          1
                                        -------   -------- ---------   -------
   Total Fixed Maturities.............  $11,340       $544 $      69   $11,815
                                        =======   ======== =========   =======

                                    MLIC-12

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1996 (in millions)

                                                             GROSS
                                                          UNREALIZED
                                                          -----------
                                                                      ESTIMATED
                                                AMORTIZED               FAIR
                                                  COST     GAIN  LOSS   VALUE
                                                --------- ------ ---- ---------
Fixed Maturities:
 Bonds:
  U. S. Treasury securities and obligations of
   U. S. government corporations and agencies..  $12,949  $  901 $128  $13,722
  States and political subdivisions............      536      13    1      548
  Foreign governments..........................    2,597     266    6    2,857
  Corporate....................................   32,520   1,102  294   33,328
  Mortgage-backed securities...................   21,200     407   91   21,516
  Other........................................    2,511      90   30    2,571
                                                 -------  ------ ----  -------
  Total bonds..................................   72,313   2,779  550   74,542
 Redeemable preferred stocks...................      500     --     3      497
                                                 -------  ------ ----  -------
  Total Fixed Maturities.......................  $72,813  $2,779 $553  $75,039
                                                 =======  ====== ====  =======
Equity Securities:
 Common stocks.................................  $ 1,882  $  648 $ 55  $ 2,475
 Nonredeemable preferred stocks................      371      51   81      341
                                                 -------  ------ ----  -------
  Total Equity Securities......................  $ 2,253  $  699 $136  $ 2,816
                                                 =======  ====== ====  =======

AVAILABLE FOR SALE SECURITIES--DECEMBER 31, 1995 (in millions)

Fixed Maturities:
 Bonds:
  U. S. Treasury securities and obligations
   of U. S. government corporations and agencies.... $15,963 $2,194 $  4 $18,153
  States and political subdivisions.................      54      1   --      55
  Foreign governments...............................   1,851    195   --   2,046
  Corporate.........................................  29,742  1,905  124  31,523
  Mortgage-backed securities........................  21,255    707   28  21,934
  Other.............................................   1,788    235    7   2,016
                                                     ------- ------ ---- -------
  Total bonds.......................................  70,653  5,237  163  75,727
Redeemable preferred stocks.........................     593     95    3     685
                                                     ------- ------ ---- -------
Total Fixed Maturities.............................. $71,246 $5,332 $166 $76,412
                                                     ======= ====== ==== =======
Equity Securities:
 Common stocks...................................... $ 1,372 $  389 $134 $ 1,627
 Nonredeemable preferred stocks.....................     167      2   47     122
                                                     ------- ------ ---- -------
  Total Equity Securities........................... $ 1,539 $  391 $181 $ 1,749
                                                     ======= ====== ==== =======

                                    MLIC-13

  The amortized cost and estimated fair value of bonds classified as held to maturity, by contractual maturity, are shown below.

                                                      AMORTIZED ESTIMATED
                                                        COST    FAIR VALUE
                                                      --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less........................  $   389   $   391
      Due after one year through five years..........    3,317     3,413
      Due after five years through 10 years..........    5,444     5,562
      Due after 10 years.............................    1,482     1,508
                                                       -------   -------
       Subtotal......................................   10,632    10,874
      Mortgage-backed securities.....................      689       674
                                                       -------   -------
        Total........................................  $11,321   $11,548
                                                       =======   =======

  The amortized cost and estimated fair value of bonds classified as available for sale, by contractual maturity, are shown below.

                                                      AMORTIZED ESTIMATED
                                                        COST    FAIR VALUE
                                                      --------- ----------
      DECEMBER 31, 1996 (in millions)
      Due in one year or less........................  $ 1,842   $ 1,844
      Due after one year through five years..........   13,659    13,957
      Due after five years through 10 years..........   15,729    16,228
      Due after 10 years.............................   19,883    20,997
                                                       -------   -------
       Subtotal......................................   51,113    53,026
      Mortgage-backed securities.....................   21,200    21,516
                                                       -------   -------
        Total........................................  $72,313   $74,542
                                                       =======   =======

Bonds not due at a single maturity date have been included in the above tables in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

MORTGAGE LOANS

  Mortgage loans are collateralized by properties principally located throughout the United States and Canada. At December 31, 1996, approximately 16 percent and 7 percent of the properties were located in California and Illinois, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

  The mortgage loan investments were categorized as follows:

                                                                      1996  1995
                                                                      ----  ----
DECEMBER 31
Office buildings.....................................................  30%   32%
Retail...............................................................  19%   18%
Residential..........................................................  16%   17%
Agricultural.........................................................  18%   16%
Other................................................................  17%   17%
                                                                      ---   ---
  Total.............................................................. 100%  100%
                                                                      ===   ===

  Many of the Company's real estate joint ventures have loans with the Company. The carrying values of such mortgages were $869 million and $1,164 million at December 31, 1996 and 1995, respectively.

                                    MLIC-14

  Mortgage loan valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
DECEMBER 31 (in millions)
Balance, beginning of year.................................... $466  $483  $569
Additions charged to income...................................  144   107    89
Deductions for writedowns and dispositions.................... (166) (124) (175)
                                                               ----  ----  ----
Balance, end of year.......................................... $444  $466  $483
                                                               ====  ====  ====

  Impaired mortgage loans and related valuation allowances are as follows:

                                                                  1996    1995
                                                                 ------  ------
DECEMBER 31 (in millions)
Impaired mortgage loans with valuation allowances............... $1,677  $2,028
Impaired mortgage loans with no valuation allowances............    165     389
                                                                 ------  ------
Recorded investment in impaired mortgage loans..................  1,842   2,417
Valuation allowances............................................   (427)   (449)
                                                                 ------  ------
Net impaired mortgage loans..................................... $1,415  $1,968
                                                                 ======  ======

  During the years ended December 31, 1996 and 1995, the Company's average recorded investment in impaired mortgage loans was $2,113 million and $2,365 million, respectively. Interest income recognized on these impaired mortgage loans totaled $122 million and $169 million for the years ended December 31, 1996 and 1995, respectively. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans, where the present value method is used to measure impairment, is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

 REAL ESTATE

  Real Estate valuation allowances and changes thereto are shown below.

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year.................................... $743  $622  $674
Additions charged to income...................................  127   358    82
Deductions for writedowns and dispositions.................... (341) (237) (134)
                                                               ----  ----  ----
Balance, end of year.......................................... $529  $743  $622
                                                               ====  ====  ====

  The above table does not include valuation reserves of $118 million, $167 million and $95 million at December 31, 1996, 1995 and 1994, respectively, relating to investments in real estate joint ventures.

  Prior to 1996, the Company established valuation allowances for impaired real estate investments. During 1996, $150 million of valuation allowances relating to real estate held for investment were applied as writedowns to specific properties. The balance in the real estate valuation allowance at December 31, 1996, relates to properties that management has committed to a plan of sale. The carrying value, net of valuation allowances, of properties committed to a plan of sale was $1,844 million at December 31, 1996. Net investment income relating to such properties was $60 million for the year ended December 31, 1996.

                                    MLIC-15

 LEASES AND LEVERAGED LEASES

  The Company's investment in direct financing leases and leveraged leases is summarized below.

                               DIRECT FINANCING     LEVERAGED
                                    LEASES           LEASES          TOTAL
                               ------------------  ------------  --------------
                                 1996      1995     1996   1995   1996    1995
                               --------  --------  ------  ----  ------  ------
DECEMBER 31 (in millions)
Investment.................... $  1,247  $  1,054  $  507  $298  $1,754  $1,352
Estimated Residual Values.....      238       231     543   445     781     676
                               --------  --------  ------  ----  ------  ------
 Total........................    1,485     1,285   1,050   743   2,535   2,028
Unearned Income...............     (336)     (295)   (316) (230)   (652)   (525)
                               --------  --------  ------  ----  ------  ------
Net Investment................ $  1,149  $    990  $  734  $513  $1,883  $1,503
                               ========  ========  ======  ====  ======  ======

  The investment amounts set forth above are due primarily in monthly installments. The payment periods generally range from three to eight years, but in certain circumstances are as long as 20 years. Average yields range from 7 percent to 12 percent. These receivables are generally collateralized by the related property.

Scheduled aggregate receipts for the investment and estimated residual values in direct financing leases are:

                                                      DIRECT
                                                     FINANCING RESIDUALS TOTAL
                                                     --------- --------- ------
YEAR ENDING DECEMBER 31 (in millions)
  1997..............................................  $  236     $ 20    $  256
  1998..............................................     209        9       218
  1999..............................................     189       25       214
  2000..............................................     167       26       193
  2001..............................................     128       23       151
Thereafter..........................................     318      135       453
                                                      ------     ----    ------
Total...............................................  $1,247     $238    $1,485
                                                      ======     ====    ======

  Historical collection experience indicates that a portion of the above amounts will be paid prior to contractual maturity. Accordingly, the future receipts, as shown above, should not be regarded as a forecast of future cash flow.

FINANCIAL INSTRUMENTS

  The Company has a securities lending program whereby large blocks of securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102 percent of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying consolidated balance sheets. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements.

  The Company engages in a variety of derivative transactions. Certain derivatives, such as forwards, futures, options and swaps, which do not themselves generate interest or dividend income, are acquired or sold in order to hedge or reduce risks applicable to assets held, or expected to be purchased or sold, and liabilities incurred or expected to be incurred. The Company may also sell covered call options for income generation purposes from time to time. The Company does not engage in trading of these derivatives.

  Derivative financial instruments involve varying degrees of market risk resulting from changes in the volatility of interest rates, foreign currency exchange rates or market values of the underlying financial instruments. The Company's risk of loss is typically limited to the fair value of these instruments and not by the notional or contractual amounts which reflect the extent of involvement but not necessarily the amounts subject to risk. Credit risk arises from

                                    MLIC-16
the possible inability of counterparties to meet the terms of the contracts. Credit risk due to counterparty nonperformance associated with these instruments is the unrealized gain, if any, reflected by the fair value of such instruments.

  During the three year period ended December 31, 1996, the Company employed several ongoing derivatives strategies. The Company entered into a number of anticipatory hedges using securities forwards, futures and interest rate swaps to limit the interest rate exposure of investments expected to be acquired or sold within one year. The Company also executed swaps and foreign currency forwards to hedge, including on an anticipatory basis, the foreign currency risk of foreign currency denominated investments. The Company also used interest rate swaps and forwards to reduce risks from changes in interest rates and exposures arising from mismatches between assets and liabilities. In addition, the Company has used interest rate caps to reduce the market and interest rate risks relating to certain assets and liabilities.

  Income and expenses related to derivatives used to hedge or manage risks are recorded on the accrual basis as an adjustment to the yield of the related securities over the periods covered by the derivative contracts. Gains and losses relating to early terminations of interest rate swaps used to hedge or manage interest rate risk are deferred and amortized over the remaining period originally covered by the swap. Gains and losses relating to derivatives used to hedge the risks associated with anticipated transactions are deferred and utilized to adjust the basis of the transaction once it has closed. If it is determined that the transaction will not close, such gains and losses are included in realized investment gains and losses.

ASSETS ON DEPOSIT

  As of December 31, 1996 and 1995, the Company had assets on deposit with regulatory agencies of $4,062 million and $3,917 million, respectively.

3. INVESTMENT INCOME AND INVESTMENT GAINS

  The sources of investment income are as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities........................................ $6,042  $6,006  $5,682
Equity securities.......................................     60      45      53
Mortgage loans on real estate...........................  1,523   1,501   1,573
Policy loans............................................    399     394     359
Real estate.............................................  1,647   1,833   1,870
Real estate joint ventures..............................     21      41     (99)
Other limited partnership interests.....................     70      23      40
Leases and leveraged leases.............................    135     113      92
Cash, cash equivalents and short-term investments.......    214     231     146
Other investment income.................................    281     326     337
                                                         ------  ------  ------
Gross investment income................................. 10,392  10,513  10,053
Investment expenses..................................... (1,544) (1,802) (1,770)
                                                         ------  ------  ------
Investment income, net.................................. $8,848  $8,711  $8,283
                                                         ======  ======  ======

                                    MLIC-17

  Investment gains (losses), including changes in valuation allowances, are summarized as follows:

                                                        1996    1995    1994
                                                       ------  ------  -------
YEARS ENDED DECEMBER 31 (in millions)
Fixed maturities...................................... $  234  $  621  $   (97)
Equity securities.....................................     78      (5)     141
Mortgage loans on real estate.........................    (86)    (51)     (41)
Real estate...........................................    165    (375)     (20)
Real estate joint ventures............................    206     (16)      18
Other limited partnership interests...................     82     117       28
Other.................................................    (76)    (92)     (25)
                                                       ------  ------  -------
Investment gains, net................................. $  603  $  199  $     4
                                                       ======  ======  =======
  Proceeds from the sales of bonds classified as available for sale during
1996, 1995 and 1994 were $74,580 million, $58,537 million and $43,903 million, respectively. During 1996, 1995 and 1994, respectively, gross gains of $1,069 million, $1,013 million and $642 million and gross losses of $842 million, $402 million and $719 million were realized on those sales. Proceeds from the sale of bonds classified as held to maturity during 1996, 1995 and 1994 were $1,281 million, $1,806 million and $1,797 million, respectively. During 1996, 1995 and
1994, respectively, gross gains of $10 million, $17 million and $9 million and gross losses of $1 million, $4 million and $13 million were realized on those sales. Sales of held to maturity bonds were principally due to prepayments and callable features on privately placed bonds.
  The net unrealized investment gains (losses), which are included in the consolidated balance sheets as a component of equity, and the changes for the corresponding years are summarized as follows:
                                                        1996    1995    1994
                                                       ------  ------  -------
DECEMBER 31 (in millions)
Balance, end of year, comprised of:
 Unrealized investment gains (losses) on:
  Fixed maturities.................................... $2,226  $5,166  $(2,328)
  Equity securities...................................    563     210       41
  Other...............................................    474     380      378
                                                       ------  ------  -------
                                                        3,263   5,756   (1,909)
 Amounts of unrealized investment gains (losses) at-
  tributable to:
  Participating pension contracts.....................     (9)   (350)     (92)
  Loss recognition.................................... (1,219) (2,064)      (1)
  Deferred policy acquisition cost allowances.........   (420)   (748)     499
  Deferred income tax (expense) benefit...............   (587)   (948)     548
                                                       ------  ------  -------
Balance, end of year.................................. $1,028  $1,646  $  (955)
                                                       ======  ======  =======

                                                         1996    1995    1994
                                                        ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Balance, beginning of year:............................ $1,646  $ (955) $  259
 Change in unrealized investment gains (losses)........ (2,493)  7,665      50
 Unrealized loss at date of adoption of SFAS No. 115...     --      --  (2,449)
 Change in unrealized investment gains (losses)
 attributable to:
  Participating pension contracts......................    341    (258)    (86)
  Loss recognition.....................................    845  (2,063)     21
  Deferred policy acquisition cost allowances..........    328  (1,247)    550
  Deferred income tax (expense) benefit................    361  (1,496)    700
                                                        ------  ------  ------
Balance, end of year................................... $1,028  $1,646  $ (955)
                                                        ======  ======  ======

                                    MLIC-18

4. REAL ESTATE JOINT VENTURES AND OTHER LIMITED PARTNERSHIP INTERESTS

  Summarized combined financial information of real estate joint ventures and other limited partnership interests accounted for under the equity method, in which the Company has an investment of $10 million or greater and an equity interest of 10 percent or greater, is as follows:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
Assets:
 Investments in real estate, at depreciated cost.................. $1,030 $1,409
 Investments in securities, generally at estimated fair value.....    621    534
 Cash and cash equivalents........................................     37     33
 Other............................................................  1,030  1,005
                                                                   ------ ------
Total assets...................................................... $2,718 $2,981
                                                                   ====== ======
Liabilities:
 Borrowed funds--third party...................................... $  243 $  264
 Borrowed funds--MetLife..........................................     69    133
 Other............................................................    915    933
                                                                   ------ ------
Total liabilities.................................................  1,227  1,330
                                                                   ------ ------
Partners' Capital................................................. $1,491 $1,651
                                                                   ====== ======
MetLife equity in partners' capital included above................ $  786 $1,103
                                                                   ====== ======

                                                              1996  1995  1994
                                                              ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Operations:
 Revenues of real estate joint ventures...................... $275  $364  $357
 Revenues of other limited partnerships interests............  297   417   287
 Interest expense--third party...............................  (11)  (26)  (24)
 Interest expense--MetLife...................................  (19)  (31)  (27)
 Other expenses.............................................. (411) (501) (499)
                                                              ----  ----  ----
Net earnings................................................. $131  $223  $ 94
                                                              ====  ====  ====
MetLife earnings from real estate joint ventures and other
 limited partnership interests
 included above.............................................. $ 34  $ 28  $  9
                                                              ====  ====  ====

5. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  In the normal course of business, the Company assumes and cedes insurance with other insurance companies. The accompanying consolidated statements of earnings are presented net of reinsurance ceded.

  The effect of reinsurance on premiums earned is as follows:

                                                       1996     1995     1994
                                                      -------  -------  -------
YEARS ENDED DECEMBER 31 (in millions)
Direct premiums...................................... $12,569  $11,944  $11,309
Reinsurance assumed..................................     508      812      227
Reinsurance ceded....................................  (1,615)  (1,578)  (1,458)
                                                      -------  -------  -------
Net premiums earned.................................. $11,462  $11,178  $10,078
                                                      =======  =======  =======

  Policyholder benefits in the accompanying consolidated statements of earnings are presented net of reinsurance recoveries of $1,667 million, $1,523 million and $1,328 million for the years ended December 31, 1996, 1995 and 1994, respectively. Premiums and other receivables in the accompanying consolidated balance sheets include reinsurance recoverables of $700 million and $458 million at December 31, 1996 and 1995, respectively.


                                    MLIC-19

  A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

  The Company acquired, in part through reinsurance effective in January 1995, group life, dental, disability, accidental death and dismemberment, vision and long-term care insurance businesses for $403 million, $53 million of which was paid in 1994. In January 1995, the Company received assets with a fair market value equal to the $1,565 million of liabilities assumed under the reinsurance agreements. The reinsured contracts converted to Company contracts at policy anniversary dates.

  Activity in the liability for unpaid losses and loss adjustment expenses relating to property and casualty and group accident and nonmedical health policies and contracts is summarized as follows:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Balance at January 1.................................... $3,296  $2,670  $2,553
 Less reinsurance recoverables..........................    214     104      88
                                                         ------  ------  ------
Net balance at January 1................................  3,082   2,566   2,465
                                                         ------  ------  ------
Incurred related to:
 Current year...........................................  2,951   3,420   2,831
 Prior years............................................   (114)    (68)    (75)
                                                         ------  ------  ------
Total incurred..........................................  2,837   3,352   2,756
                                                         ------  ------  ------
Paid related to:
 Current year...........................................  1,998   2,053   1,887
 Prior years............................................    791     783     768
                                                         ------  ------  ------
Total paid..............................................  2,789   2,836   2,655
                                                         ------  ------  ------
Net balance at December 31..............................  3,130   3,082   2,566
 Plus reinsurance recoverables..........................    215     214     104
                                                         ------  ------  ------
Balance at December 31.................................. $3,345  $3,296  $2,670
                                                         ======  ======  ======

  The Company has exposure to catastrophes, which are an inherent risk of the property and casualty insurance business and could contribute to material fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to reduce its catastrophe losses and provide diversification of risk.

6. INCOME TAXES

  Income tax expense for U.S. operations has been calculated in accordance with the provisions of the Internal Revenue Code, as amended (the "Code"). Under the Code, the amount of Federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies.

  MetLife and its eligible subsidiaries file a consolidated U. S. income tax return and separate income tax returns as required. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between income determined for financial reporting purposes and taxable income.

                                    MLIC-20

INCOME TAX EXPENSE (BENEFIT) OF CONTINUING OPERATIONS

                                                          CURRENT DEFERRED TOTAL
                                                          ------- -------- -----
1996 (in millions)
Federal..................................................  $346     $ 66   $412
State and local..........................................    25        6     31
Foreign..................................................    27       12     39
                                                           ----     ----   ----
  Total..................................................  $398     $ 84   $482
                                                           ====     ====   ====
1995 (in millions)
Federal..................................................  $241     $ 65   $306
State and local..........................................    52        3     55
Foreign..................................................    22       24     46
                                                           ----     ----   ----
  Total..................................................  $315     $ 92   $407
                                                           ====     ====   ====
1994 (in millions)
Federal..................................................  $443     $(95)  $348
State and local..........................................    15       (5)    10
Foreign..................................................    17        5     22
                                                           ----     ----   ----
  Total..................................................  $475     $(95)  $380
                                                           ====     ====   ====

Reconciliations of the differences between income taxes of continuing operations computed at the federal statutory tax rates and consolidated provisions for income taxes are as follows:

                                                              1996   1995  1994
                                                             ------  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Income before taxes........................................  $1,406  $744  $413
Income tax rate............................................      35%   35%   35%
                                                             ------  ----  ----
Expected income tax expense at federal statutory income tax
rate.......................................................     492   260   145
Tax effect of:
 Tax exempt investment income..............................     (18)   (9)   (9)
 Differential earnings amount..............................      38    67   206
 State and local income taxes..............................      23    37     5
 Foreign operations........................................      (7)   25     3
 Tax credits...............................................     (15)  (15)   --
 Prior year taxes..........................................     (46)   (3)    3
 Other, net................................................      15    45    27
                                                             ------  ----  ----
Income tax expense.........................................  $  482  $407  $380
                                                             ======  ====  ====

  The deferred tax asset or liability recorded on the consolidated balance sheets represents the future tax effects of the temporary differences between the tax basis of assets and liabilities and their amounts for financial reporting. Significant components of deferred tax assets relate to policyholder liabilities and unrealized investment losses. The major items associated with deferred tax liabilities relate to policy acquisition costs, the excess of tax over financial statement depreciation, and unrealized investment gains.

  As of December 31, 1996, the net deferred tax asset includes a benefit of $18 million resulting from foreign net operating loss carryforwards from several foreign affiliates. This benefit is offset by a valuation allowance of $18 million. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred tax asset for foreign net operating loss carryforwards will not be realized. The benefit will be recognized when management believes that it is more likely than not that the deferred tax asset is realizable.

  As of December 31, 1996, the deferred tax asset includes a benefit of $12 million resulting from U.S. tax basis net operating loss carryforwards of $34 million. Subject to statutory limitations, these carryforwards are available to offset taxable income through the year 2011.


                                    MLIC-21

7. EMPLOYEE BENEFIT PLANS

 PENSION PLANS

  The Company has defined benefit pension plans covering all eligible employees and sales representatives of MetLife and certain of its subsidiaries. The Company is both the sponsor and administrator of these plans. Retirement benefits are based on years of credited service and final average earnings history.

  Components of the net periodic pension cost for the defined benefit qualified and nonqualified pension plans are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 77  $ 62  $ 93
Interest cost on projected benefit obligation.................  232   222   216
Actual return on assets....................................... (273) (280) (246)
Net amortization and deferrals................................  (12)  (13)  (28)
                                                               ----  ----  ----
Net periodic pension cost..................................... $ 24  $ (9) $ 35
                                                               ====  ====  ====

  The funded status of the qualified and nonqualified defined benefit pension plans and a comparison of the accumulated benefit obligation, plan assets and projected benefit obligation are as follows:

                                            1996                   1995
                                   ---------------------- ----------------------
                                   OVERFUNDED UNDERFUNDED OVERFUNDED UNDERFUNDED
                                   ---------- ----------- ---------- -----------
DECEMBER 31 (in millions)
Actuarial present value of
obligations:
 Vested..........................    $2,756      $135       $2,682      $121
 Nonvested.......................        38       --            43         1
                                     ------      ----       ------      ----
Accumulated benefit obligation...    $2,794      $135       $2,725      $122
                                     ======      ====       ======      ====
Projected benefit obligation.....    $3,084      $184       $3,047      $166
Plan assets (principally Company
 investment contracts) at
 contract value..................     3,495       133        3,236       117
                                     ------      ----       ------      ----
Plan assets in excess of (less
 than) projected benefit obliga-
 tion............................       411       (51)         189       (49)
Unrecognized prior service cost..       165       --            71        (4)
Unrecognized net (loss) gain from
 past experience different from
 that assumed....................        (5)       38          351        43
Unrecognized net asset at transi-
 tion............................      (172)       (4)        (206)       (5)
                                     ------      ----       ------      ----
Prepaid (accrued) pension cost at
 December 31.....................    $  399      $(17)      $  405      $(15)
                                     ======      ====       ======      ====

  The weighted average discount rate used in determining the actuarial present value of the projected benefit obligation ranged from 7.25 percent to 8.0 percent for 1996 and 7.25 percent to 8.5 percent for 1995. The weighted average assumed rate of increase in future compensation levels ranged from 4.0 percent to 8.0 percent in 1996 and 1995. The assumed long-term rate of return on assets used in determining the net periodic pension cost ranged from 8.0 percent to 8.5 percent in 1996 and 8.0 percent to 9.5 percent in 1995. In addition, several other factors, such as expected retirement dates and mortality, enter into the determination of the actuarial present value of the accumulated benefit obligation.

SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans available for substantially all employees under which the Company matches a portion of employee contributions. During 1996, 1995 and 1994, the Company contributed $42 million, $49 million and $53 million, respectively, to the plans.

                                    MLIC-22

OTHER POSTRETIREMENT BENEFITS

  The Company also provides certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to such benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

  The following table sets forth the postretirement health care and life insurance plans' combined status reconciled with the amount included in the Company's consolidated balance sheets.

                                                                 1996    1995
                                                                ------  ------
DECEMBER 31 (in millions)
Accumulated postretirement benefit obligation:
 Retirees...................................................... $1,170  $1,223
 Fully eligible active employees...............................    135     111
 Active employees not eligible to retire.......................    378     366
                                                                ------  ------
  Total........................................................  1,683   1,700
Plan assets (Company insurance contracts) at contract value....    897     804
                                                                ------  ------
Plan assets less than accumulated postretirement benefit obli-
 gation........................................................   (786)   (896)
Unrecognized net (loss) gain from past experience different
 from that assumed and from
 changes in assumptions........................................    (20)    108
                                                                ------  ------
Accrued nonpension postretirement benefit cost at December 31.. $ (806) $ (788)
                                                                ======  ======

  The components of the net periodic nonpension postretirement benefit cost are as follows:

                                                               1996  1995  1994
                                                               ----  ----  ----
YEARS ENDED DECEMBER 31 (in millions)
Service cost.................................................. $ 41  $28   $ 43
Interest cost on accumulated postretirement benefit obliga-
 tion.........................................................  127  115    122
Actual return on plan assets (Company insurance contracts)....  (58) (63)   (56)
Net amortization and deferrals................................    2   (9)    (1)
                                                               ----  ---   ----
Net periodic nonpension postretirement benefit cost........... $112  $71   $108
                                                               ====  ===   ====

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 9.5 percent in 1996, gradually decreasing to 5.25 percent over 12 years and 10.0 percent in 1995 decreasing to 5.25 percent over 12 years. The weighted average discount rate used in determining the accumulated postretirement benefit obligation ranged from 7.0 percent to 7.75 percent at December 31, 1996 and was 7.25 percent at December 31, 1995.

  If the health care cost trend rate assumptions were increased 1.0 percent, the accumulated postretirement benefit obligation as of December 31, 1996 would be increased 9.0 percent. The effect of this change on the sum of the service and interest cost components of the net periodic postretirement benefit cost for the year ended December 31, 1996, would be an increase of
13.0 percent.

8. LEASES

 LEASE INCOME ON REAL ESTATE

  During 1996, 1995 and 1994, the Company received $1,658 million, $1,523 million and $1,538 million, respectively, in lease income related to its wholly owned real estate portfolio. In accordance with industry practice, certain of the Company's lease agreements with retail tenants result in income that is contingent on the level of the tenants' sales revenues. At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate is $853 million, $783 million, $695 million, $607 million and $526 million for 1997 and each of the succeeding four years, respectively, and $1,609 million thereafter.

                                    MLIC-23

 LEASE EXPENSE

  The Company has entered into various lease agreements for office space, data processing and other equipment. Future gross minimum rental payments under noncancelable leases for 1997 and the succeeding four years are $129 million, $110 million, $91 million, $70 million and $55 million, respectively, and $74 million thereafter. Minimum future sublease rental income on these noncancelable leases is $30 million, $25 million, $32 million, $23 million and $17 million for 1997 and the succeeding four years, respectively, and $45 million thereafter.

9. DEBT

  Debt consisted of the following:

                                                                    1996   1995
                                                                   ------ ------
DECEMBER 31 (in millions)
6.300% surplus notes scheduled to mature on November 1, 2003.....  $  396 $  395
7.000% surplus notes scheduled to mature on November 1, 2005.....     248    248
7.700% surplus notes scheduled to mature on November 1, 2015.....     197    197
7.450% surplus notes scheduled to mature on November 1, 2023.....     296    296
7.875% surplus notes scheduled to mature on February 15, 2024....     148    148
7.800% surplus notes scheduled to mature on November 1, 2025.....     248    247
Mortgage debt, due 1997 through 2015, interest rates ranging from
7.25% to 10.25%..................................................      96    187
Other............................................................     425    627
                                                                   ------ ------
 Total long-term debt............................................   2,054  2,345
Short-term debt..................................................   3,311  3,235
                                                                   ------ ------
 Total...........................................................  $5,365 $5,580
                                                                   ====== ======

  Payments of interest and principal on the surplus notes may be made only with the prior approval of the Superintendent of Insurance of the State of New York ("Superintendent"). Subject to the prior approval of the Superintendent, the 7.45 percent surplus notes may be redeemed, as a whole or in part, at the election of the Company at any time on or after November 1, 2003.

  At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years amounted to $72 million, $22 million, $106 million, $38 million and $9 million, respectively, and $1,828 million thereafter.

  As of December 31, 1996, the Company had unused lines of credit under agreements with various banks having a principal amount of $1,821 million.

10. CONTINGENCIES

  Litigation seeking compensatory and/or punitive damages relating to the marketing by the Company of individual life insurance (including putative class and individual actions) has been instituted by or on behalf of policyholders and others, and additional litigation relating to the Company's life insurance marketing may be commenced in the future. In addition, an investigation into certain life insurance marketing, which was commenced by the Office of the United States Attorney for the Middle District of Florida, in conjunction with a grand jury, as early as 1994, has not been terminated.

  Numerous litigation, claims and assessments against the Company, in addition to the aforementioned, have arisen in the course of the Company's business, operations and activities. In certain of these matters, including actions with multiple plaintiffs, very large and/or indeterminate amounts, including punitive and treble damages, are sought.

  While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in all such matters, it is the opinion of the Company's management that their outcome, after consideration of the provisions made in the Company's financial statements, is not likely to have a material adverse effect on the Company's financial position.

                                    MLIC-24

11. OTHER OPERATING COSTS AND EXPENSES

  Other operating costs and expenses consisted of the following:

                                                          1996    1995    1994
                                                         ------  ------  ------
YEARS ENDED DECEMBER 31 (in millions)
Compensation costs...................................... $1,813  $1,607  $1,553
Commissions.............................................    722     853     700
Interest and debt issue costs...........................    311     285     264
Amortization of policy acquisition costs................    637     684     601
Capitalization of policy acquisition costs.............. (1,028) (1,060) (1,062)
Rent expense, net of sublease...........................    180     184     179
Restructuring charges...................................     18      88     --
Other...................................................  2,058   1,644   1,265
                                                         ------  ------  ------
 Total.................................................. $4,711  $4,285  $3,500
                                                         ======  ======  ======

  During 1996 and 1995, the Company recorded restructuring charges primarily related to the consolidation of administration and agency sales force leased office space and costs relating to workforce reductions.

12. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments presented below have been determined by the Company using market information available as of December 31, 1996 and 1995, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data to develop the estimates of fair value for financial instruments for which there are no available market value quotations.

  The estimates presented below are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1996 (in millions)
Assets
 Fixed maturities..................................          $86,361    $86,588
 Equity securities.................................            2,816      2,816
 Mortgage loans on real estate.....................           18,964     19,342
 Policy loans......................................            5,842      5,796
 Short-term investments............................              741        741
 Cash and cash equivalents.........................            2,325      2,325
Liabilities
 Policyholder account balances.....................           30,470     30,611
 Short- and long-term debt.........................            5,365      5,331
Other financial instruments
 Interest rate swaps...............................  $1,242      --         (14)
 Interest rate caps................................   1,946       20         14
 Foreign currency swaps............................     207      --         (23)
 Foreign currency forwards.........................     151        3          3
 Covered call options..............................      25       (2)        (2)
 Unused lines of credit............................   1,821      --           1

                                    MLIC-25

                                                                       ESTIMATED
                                                    NOTIONAL CARRYING    FAIR
                                                     AMOUNT   VALUE      VALUE
                                                    -------- --------  ---------
DECEMBER 31, 1995 (in millions)
Assets
 Fixed maturities..................................          $87,752    $88,227
 Equity securities.................................            1,749      1,749
 Mortgage loans on real estate.....................           17,216     18,161
 Policy loans......................................            5,714      5,884
 Short-term investments............................            1,769      1,769
 Cash and cash equivalents.........................            1,930      1,930
Liabilities
 Policyholder account balances.....................           31,595     31,974
 Short- and long-term debt.........................            5,580      5,594
Other financial instruments
 Interest rate swaps...............................  $2,031      (29)       (40)
 Interest rate caps................................   2,711       32         15
 Foreign currency swaps............................      89       --          4
 Foreign currency forwards.........................     121        1          1
 Covered call options..............................      25       (2)        (2)
 Futures contracts.................................   1,402      (19)       --
 Unused lines of credit............................   1,645      --           1

  For fixed maturities that are publicly traded, estimated fair value was obtained from an independent market pricing service. Publicly traded fixed maturities represented approximately 80 percent of the estimated fair value of the total fixed maturities as of December 31, 1996 and 1995. For all other bonds, estimated fair value was determined by management, based primarily on interest rates, maturity, credit quality and average life. Included in fixed maturities are loaned securities with estimated fair values of $7,293 million and $8,418 million at December 31, 1996 and 1995, respectively. Estimated fair values of equity securities were generally based on quoted market prices. Estimated fair values of mortgage loans were generally based on discounted projected cash flows using interest rates offered for loans to borrowers with comparable credit ratings and for the same maturities. Estimated fair values of policy loans were based on discounted projected cash flows using U.S. Treasury rates to approximate interest rates and Company experience to project patterns of loan accrual and repayment. For cash and cash equivalents and short-term investments, the carrying amount is a reasonable estimate of fair value.

  The fair values for policyholder account balances are estimated using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  The estimated fair value of short- and long-term debt was determined using rates currently available to the Company for debt with similar terms and remaining maturities.

  For interest rate and foreign currency swaps, interest rate caps, foreign currency forwards, covered call options and futures contracts, estimated fair value is the amount at which the contracts could be settled based on estimates obtained from dealers. The estimated fair values of unused lines of credit were based on fees charged to enter into similar agreements.

                                    MLIC-26

13. STATUTORY FINANCIAL INFORMATION

  The FASB Interpretation and the FASB Standard referred to in Note 1 required mutual life insurance companies to adopt all standards promulgated by the FASB in their general purpose financial statements. The effect (except for the adoption of SFAS No. 115 in 1994) of applying the Interpretation and the Standard is as follows:

                                 (IN MILLIONS)
      DECEMBER 31, 1993
      statutory surplus:
       MetLife historical......     $ 6,406
       The New England
       historical..............         401
       Adjustments to conform
       statutory accounting
       policies................        (315)
                                    -------
                                      6,492
      Adjustments to GAAP:
         Future policy benefits
       and policyholder account
       balances................      (3,975)
       Deferred policy
       acquisition costs.......       6,142
       Deferred income taxes...       1,032
       Valuation of
       investments.............      (2,216)
       Statutory asset
       valuation reserves......       1,743
       Statutory interest
       maintenance reserve.....         962
       Surplus notes...........        (629)
       Other, net..............         (38)
                                    -------
      January 1, 1994, equity..     $ 9,513
                                    =======

  The following reconciles net change in statutory surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by insurance regulatory authorities with net earnings and equity on a GAAP basis.

                                                              1996  1995  1994
                                                              ----  ----  -----
YEARS ENDED DECEMBER 31 (in millions)
Net change in statutory surplus:
 MetLife historical.......................................... $366  $260  $(102)
 The New England historical..................................  --     (8)   231
 Adjustments to conform statutory accounting policies........  --    (23)   (65)
                                                              ----  ----  -----
                                                               366   229     64
Adjustments to GAAP:
 Future policy benefits and policyholder account balances.... (165)  (17)  (464)
 Deferred policy acquisition costs...........................  391   376    461
 Deferred income taxes.......................................  (74)  (97)    47
 Valuation of investments....................................  (84)  106    (53)
 Statutory asset valuation reserves..........................  599    30    313
 Statutory interest maintenance reserve......................   19   284    (58)
 Surplus notes...............................................  --   (622)  (148)
 Other, net.................................................. (199)  410    (48)
                                                              ----  ----  -----
 Net Earnings................................................ $853  $699  $ 114
                                                              ====  ====  =====

                                    MLIC-27

                                                                1996     1995
                                                               -------  -------
December 31 (in millions).....................................
Statutory surplus:
 MetLife historical........................................... $ 7,151  $ 6,564
 The New England historical...................................     --       624
 Adjustments to conform statutory accounting policies.........     --      (403)
                                                               -------  -------
                                                                 7,151    6,785
 Adjustments to GAAP:
  Future policy benefits and policyholder account balances....  (5,742)  (6,781)
  Deferred policy acquisition costs...........................   7,227    6,508
  Deferred income taxes.......................................     264      (28)
  Valuation of investments....................................     610    3,070
  Statutory asset valuation reserves..........................   2,684    2,085
  Statutory interest maintenance reserve......................   1,208    1,189
  Surplus notes...............................................  (1,393)  (1,391)
  Other, net..................................................     (26)     317
                                                               -------  -------
 Equity....................................................... $11,983  $11,754
                                                               =======  =======

                                    MLIC-28

                      NEW ENGLAND VARIABLE ANNUITY FUND I

                           PART C. OTHER INFORMATION

ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements

  (1) The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-4:

           Statement of Assets and Liabilities as of December 31, 1996.

           Statement of Operations for the year ended December 31, 1996.

           Statements of Changes in Net Assets for the years ended December 31, 1996 and 1995.

           Statement of Supplementary Information--Selected Per Unit Data and Ratios.

           Notes to Financial Statements.

           Schedule of Investments as of December 31, 1996.

  (2)The following financial statements of the Company are included in Part B of this Post-Effective Amendment on Form N-4:

           Consolidated Balance Sheets as of December 31, 1996 and 1995.

           Consolidated Statements of Earnings for the years ended December 31, 1996, 1995 and 1994.

           Consolidated Statements of Equity for the years ended December 31, 1996, 1995 and 1994.

           Consolidated Statements of Cash Flow for the years ended December 31, 1996, 1995 and 1994.

           Notes to Financial Statements.

  (b) Exhibits

  (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

      (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

  (2) Amended and Restated Rules and Regulations of the Fund.

  (3) Form of Safekeeping Agreement is incorporated herein by reference to Registration Statement on Form N-8b-1 (File No. 811-1930) filed on August 26, 1969 and Amendment No. 1 thereto, filed on September 30, 1970. Amendment to Safekeeping Agreement dated August 29, 1991 is incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-3 (File No. 2-34420) filed on April 30, 1992.

      Custodian Fee Schedule is incorporated herein by reference to Post-Effective Amendment No. 21 (No. 2-34420) filed in January, 1980.

  (4) Advisory Agreement is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

  (5) Distribution Agreement is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

                                     III-1

  (6)  (i)    Form of variable annuity contracts are incorporated herein by reference to Registration Statement on Form N-8b-1 (File No. 811-1930) filed on August 26, 1969 and Amendment No. 1 thereto, filed on September 30, 1970.

       (ii) Form of Endorsement: Tax-Sheltered Annuity is incorporated herein by reference to Post-Effective Amendment No. 40 on Form N-3 (File No. 2-34420) filed on April 24, 1989.

       (iii) Form of Endorsement: Individual Retirement Annuity is incorporated herein by reference to Post-Effective Amendment No. 40 on Form N-3 (File No. 2-34420) filed on April 24, 1989.

       (iv) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

  (7) Form of application is incorporated herein by reference to Registration Statement on Form N-8b-1 (File No. 811-1930) filed on August 26, 1969 and Amendments No. 1 and 2 thereto, filed on September 30, 1970 and November 30, 1970.

  (8)  (i)    Charter and By-Laws of Metropolitan Life Insurance Company are
       incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

       (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

  (9)  None

  (10) None

  (11) (i)   Form of Administrative Agreement is incorporated herein by reference to Registration Statement on Form N-8b-1 (File No. 811-1930) filed on August 26, 1969 and Amendment No. 1 thereto, filed on September 30, 1970.

       (ii) Administrative Services Agreement is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

  (12) Opinion and Consent of Christopher P. Nicholas, Esq.

  (13) (i)   Consent of Coopers & Lybrand L.L.P.

       (ii)  Consent of Deloitte & Touche LLP.

       (iii) Consent of Ropes & Gray.

  (14) None.

  (15) None

  (16) Schedule for computation of performance quotations is incorporated herein by reference to Post-Effective Amendment No. 45 on Form N-3 (File No. 2-34420) filed on April 29, 1994.

  (17) Powers of Attorney.

       (i) Metropolitan Life Insurance Company. Additional Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

       (ii) Board of Managers of the Fund. Additional Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 48 on Form N-3 (File No. 2-34420) filed on March 29, 1996.

  (27) Financial Data Schedule

                                     III-2

ITEM 29. DIRECTORS AND OFFICERS OF THE COMPANY

        NAME AND PRINCIPAL            POSITIONS & OFFICES    POSITIONS & OFFICES
         BUSINESS ADDRESS                 WITH COMPANY         WITH REGISTRANT
        ------------------            -------------------    -------------------
Curtis H. Barnette................  Director                        None
 Chairman and Chief Executive
 Officer
 Bethlehem Steel Corporation,
 1170 Eighth Avenue
 Martin Tower 2118
 Bethlehem, PA 18016-7699

Gerald Clark......................  Director                        None
 Senior Executive Vice-President
 and
 Chief Investment Officer,
 Metropolitan Life Insurance
 Company,
 One Madison Avenue,
 New York, NY 10010

Joan Ganz Cooney..................  Director                        None
 Chairman, Executive Committee
 Children's Television Workshop
 One Lincoln Plaza
 New York, NY 10023

Burton A. Dole, Jr. ..............  Director                        None
 Chairman of the Board
 Nellcor Puritan Bennett,
 2200 Faraday Avenue,
 Carlsbad, CA 92008-7208

James R. Houghton.................  Director                        None
 Retired Chairman of the Board and
 Chief Executive Officer,
 Corning Incorporated
 80 East Market Street, 2nd floor
 Corning, NY 14830

Harry P. Kamen....................  Chairman, President,            None
 Metropolitan Life Insurance        Chief Executive Officer
 Company                            & Director
 One Madison Avenue
 New York, NY 10010

Helene L. Kaplan..................  Director                        None
 Of Counsel, Skadden, Arps, Slate,
 Meagher and Flom
 919 Third Avenue
 New York, NY 10022

Charles M. Leighton...............  Director                        None
 Chairman and Chief Executive
 Officer,
 CHL Group, Inc.,
 524 Main Street,
 Acton, MA 01720


                                     III-3

        NAME AND PRINCIPAL           POSITIONS & OFFICES    POSITIONS & OFFICES
         BUSINESS ADDRESS                WITH COMPANY         WITH REGISTRANT
        ------------------           -------------------    -------------------
Richard J. Mahoney................ Director                        None
 Chairman of the Executive
 Committee
 Monsanto Company--Mail Zone N3L
 800 N. Lindbergh Blvd.
 St. Louis, MO 63167
Allen E. Murray................... Director                        None
 Retired Chairman of Board and
 Chief Executive Officer
 Mobil Corporation
 P.O. Box 2072
 New York, NY 10163
John J. Phelan, Jr................ Director                        None
 Retired Chairman and Chief
 Executive Officer
 New York Stock Exchange, Inc.
 P.O. Box 312
 Mill Neck, NY 11765
John B. M. Place.................. Director                        None
 Former Chairman of the Board
 Crocker National Corporation
 111 Sutter Street, 4th flr.
 San Francisco, CA 94104
Hugh B. Price..................... Director                        None
 President and Chief Executive
 Officer
 National Urban League, Inc.
 500 East 62nd Street
 New York, NY 10021
Robert G. Schwartz................ Director                        None
 Retired Chairman of the Board,
 President and Chief  Executive
 Officer
 Metropolitan Life Insurance
 Company
 200 Park Avenue, Suite 5700
 New York, NY 10166
Ruth J. Simmons, Ph.D............. Director                        None
 President
 Smith College
 College Hall 20
 Northhampton, MA 01063
William S. Sneath................. Director                        None
 Retired Chairman of the Board
 Union Carbide Corporation
 41 Leeward Lane
 Riverside, CT 06878
William C. Steere, Jr. ........... Director                        None
 Chairman of the Board
 and Chief Executive Officer
 Pfizer, Inc.
 235 East 42nd Street
 New York, NY 10016

                                     III-4

  Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

 NAME OF OFFICER*                        POSITION WITH METROPOLITAN LIFE
 ----------------                        -------------------------------
Harry P. Kamen............... Chairman of the Board, President & Chief Executive
                               Officer
Gerald Clark................. Senior Executive Vice-President & Chief Investment
                               Officer
Stewart G. Nagler............ Senior Executive Vice-President & Chief Financial
                               Officer
Gary A. Beller............... Executive Vice-President and General Counsel
Robert H. Benmosche.......... Executive Vice-President
C. Robert Henrikson.......... Executive Vice-President
Jeffrey J. Hodgman........... Executive Vice-President
David A. Levine.............. Executive Vice-President
John D. Moynahan, Jr......... Executive Vice-President
Catherine A. Rein............ Executive Vice-President
William J. Toppeta........... Executive Vice-President
John H. Tweedie.............. Executive Vice-President
Richard M. Blackwell......... Senior Vice-President
James B. Digney.............. Senior Vice-President
William T. Friedewald........ Senior Vice-President
Ira Friedman................. Senior Vice-President
Frederick P. Hauser.......... Senior Vice-President & Controller
Anne E. Hayden............... Senior Vice-President
Sibyl C. Jacobson............ Senior Vice-President
Joseph W. Jordan............. Senior Vice-President
Nicholar D. Latrenta......... Senior Vice-President
Leland C. Launer, Jr......... Senior Vice-President
Terence I. Lennon............ Senior Vice-President
James L. Lipscomb............ Senior Vice-President
James M. Logan............... Senior Vice-President
Francis P. Lynch............. Senior Vice-President
Dominick A. Prezzano......... Senior Vice-President
Joseph A. Reali.............. Senior Vice-President
Vincent P. Reusing........... Senior Vice-President
Felix Schirripa.............. Senior Vice-President
Robert E. Sollmann, Jr....... Senior Vice-President
Thomas L. Stapleton.......... Senior Vice-President & Tax Director
James F. Stenson............. Senior Vice-President
Stanley J. Talbi............. Senior Vice-President
Richard R. Tarte............. Senior Vice-President
Arthur G. Typermass.......... Senior Vice-President & Treasurer
James A. Valentino........... Senior Vice-President
Judy E. Weiss................ Senior Vice-President and Chief Actuary
Stephen E. White............. Senior Vice-President
Richard F. Wiseman........... Senior Vice-President
Harvey M. Young.............. Senior Vice-President
Louis J. Ragusa.............. Vice-President & Secretary

-------

* The principal occupation of each officer, except for Gary A. Beller, Robert
  H. Benmosche and Terence I. Lennon, during the last five years has been as an officer of MetLife or an affiliate thereof. Gary A. Beller has been an officer of MetLife since November, 1994; prior thereto, he was a Consultant and Executive Vice-President and General Counsel of the American Express Company. Robert H. Benmosche has been an officer of MetLife since September, 1995; prior thereto, he was an Executive Vice-President of Paine Webber. Terence I. Lennon has been an officer of MetLife since March, 1994; prior thereto, he was Assistant Deputy Superintendent and Chief Examiner of the New York State Department of Insurance.

                                     III-5

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE COMPANY OR REGISTRANT.

  The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. No person has the direct or indirect power to control Metropolitan Life Insurance Company. As a mutual life insurance company, Metropolitan Life Insurance Company has no stockholders. Its Board of Directors is elected in accordance with New York Insurance Law by Metropolitan's policyholders, whose policies or contracts have been in force for at least one year. Each such policyholder has only one vote, irrespective of the number of policies or contracts held and the amount thereof. The following diagram indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:


        ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
                         AS OF DECEMBER 31, 1996

  The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan") as of December 31, 1996. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A. Metropolitan Tower Corp. (Delaware)

   1. Metropolitan Property and Casualty Insurance Company (Rhode Island)

      a. Metropolitan Group Property and Casualty Insurance Company (Rhode
         Island)

         i. Metropolitan Reinsurance Company (U.K.) Limited (Great Britain)

      b. Metropolitan Casualty Insurance Company (Rhode Island)

      c. Metropolitan General Insurance Company (Rhode Island)

      d. First General Insurance Company (Georgia)

      e. Metropolitan P&C Insurance Services, Inc. (California)

      f. Metropolitan Lloyds, Inc. (Texas)

      g. Met P&C Managing General Agency, Inc. (Texas)

   2. Metropolitan Insurance and Annuity Company (Delaware)

      a. MetLife Europe I, Inc. (Delaware)

      b. MetLife Europe II, Inc. (Delaware)

      c. MetLife Europe III, Inc. (Delaware)

      d. MetLife Europe IV, Inc. (Delaware)

      e. MetLife Europe V, Inc. (Delaware)

   3. MetLife General Insurance Agency, Inc. (Delaware)

      a. MetLife General Insurance Agency of Alabama, Inc. (Alabama)

      b. MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)

      c. MetLife General Insurance Agency of Mississippi, Inc. (Mississippi)


                                     III-6

      d. MetLife General Insurance Agency of Texas, Inc. (Texas)

      e. MetLife General Insurance Agency of North Carolina, Inc. (North
         Carolina)

      f. MetLife General Insurance Agency of Massachusetts, Inc.
         (Massachusetts)

   4. Metropolitan Asset Management Corporation (Delaware)

      a. MetLife Capital Holdings, Inc. (Delaware)

         i.   MetLife Capital Corporation (Delaware)

              (1) Searles Cogeneration, Inc. (Delaware)

              (2) MLYC Cogen, Inc. (Delaware)

              (3) MCC Yerkes Inc. (Washington)

              (4) MetLife Capital, Limited Partnership (Delaware). Partnership
                  interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and MetLife Capital Corporation (10%).

              (5) CLJFinco, Inc. (Delaware)

                  (a) MetLife Capital Credit L.P. (Delaware). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and CLJ Finco, Inc. (10%).

              (6) MetLife Capital Portfolio Investments, Inc. (Nevada)

                  (a) MetLife Capital Funding Corp. (Delaware)

              (7) MetLife Capital Funding Corp. II (Delaware)

         ii.  MetLife Capital Financial Corporation (Delaware)

         iii. MetLife Financial Acceptance Corporation (Delaware). MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.

         iv.  MetLife Capital International Ltd. (Delaware).

      b. MetLife Investment Management Corporation (Delaware)

         i. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.


      c. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

      d. GFM International Investors Limited (United Kingdom). The common stock of GFM International Investors Limited ("GFM") is held by Metropolitan (99.5%) and by the former CEO of GFM (.5%). GFM is a sub-investment manager for the International Stock Portfolio of Metropolitan Series Fund, Inc.

         i. GFM Investments Limited (United Kingdom)

  5.  SSRM Holdings, Inc. (Delaware)

      a. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

         i.   State Street Research Energy, Inc. (Massachusetts)

         ii.  State Street Research Investment Services, Inc. (Massachusetts)


         iii. SSRM Management Company (Luxembourg).

                                     III-7

   b. Metric Holdings, Inc. (Delaware)

      i.   Metric Management Inc. (Delaware)

      ii.  Metric Realty Corp. (Delaware)

           (1) Metric Realty Services, Inc. (Delaware). Metric Holdings, Inc. and Metric Realty Corp. each hold 50% of the common stock of Metric Realty Services, Inc.

               (a) Metric Colorado, Inc. (Colorado). Metric Realty Services,
                   Inc. holds 80% of the common stock of Metric Colorado, Inc.


           (2) Metric AV, Inc.

      iii. Metric Realty (Illinois). Metric Realty Corp. and Metric Holdings, Inc. each hold 50% of the common stock of Metric Realty.

           (1) Metric Capital Corporation (California)

           (2) Metric Assignor, Inc. (California)

           (3) Metric Institutional Realty Advisors, Inc. (California)

           (4) Metric Institutional Realty Advisors, L.P. (California). Metric Realty holds a 99% limited partnership interest and Metric Institutional Realty Advisors, Inc. holds a 1% interest as general partner in Metric Institutional Realty Advisors, L.P.


           (5) Metric Institutional Apartment Fund II, L.P. (California). Metric Realty holds a 1% interest as general partner and Metropolitan holds an approximately 14.6% limited partnership interest in Metric Institutional Apartment Fund II, L.P.

      iv.  MetLife Realty Group, Inc. (Delaware)

   6. MetLife Holdings, Inc. (Delaware)

      a. MetLife Funding, Inc. (Delaware)

      b. MetLife Credit Corp. (Delaware)

   7. Metropolitan Tower Realty Company, Inc. (Delaware)

   8. Met Life Real Estate Advisors, Inc. (California)

   9. MetLife HealthCare Holdings, Inc. (Delaware)

B. Metropolitan Tower Life Insurance Company (Delaware)

C. MetLife Security Insurance Company of Louisiana (Louisiana)

D. MetLife Texas Holdings, Inc. (Delaware)

   1. Texas Life Insurance Company (Texas)

      a. Texas Life Agency Services, Inc. (Texas)

      b. Texas Life Agency Services of Kansas, Inc. (Kansas)

E. MetLife Securities, Inc. (Delaware)

F. 23rd Street Investments, Inc. (Delaware)

G. Metropolitan Life Holdings Limited (Ontario, Canada)

   1. Metropolitan Life Financial Services Limited (Ontario, Canada)

   2. Metropolitan Life Financial Management Limited (Ontario, Canada)

      a. Metropolitan Life Insurance Company of Canada (Canada)

                                     III-8

   3. Morguard Investments Limited (Ontario, Canada) Shares of Morguard Investments Limited ("Morguard") are held by Metropolitan Life Holdings Limited (80%) and by employees of Morguard (20%).

   4. Services La Metropolitaine Quebec, Inc. (Quebec, Canada)

   5. 3309347 Canada, Inc. (Canada)

H. MetLife (UK) Limited (Great Britain). One share held by Metropolitan Tower Corp.

   1. Albany Life Assurance Company Limited (Great Britain)

      a.Albany Pension Managers and Trustees Limited (Great Britain)

   2. Albany Home Loans Limited (Great Britain)

   3. ACFC Corporate Finance Limited (Great Britain)

   4. Metropolitan Unit Trust Managers Limited (Great Britain)

   5. Albany International Assurance Limited (Isle of Man)

   6. MetLife Group Services Limited (Great Britain)

I. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.


   1. Seguros Genesis, S.A. (Spain)

   2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros
      (Spain)

J. Kolon-Met Life Insurance Company (Korea). Shares of Kolon-MetLife Insurance Company are held by Metropolitan (51%) and by an entity (49%) unaffiliated with Metropolitan.

K. Metropolitan Life Seguros de Vida S.A. (Argentina)

L. Metropolitan Life Seguros de Retiro S.A. (Argentina).

M. Met Life Holdings Luxembourg (Luxembourg)

N. Metropolitan Life Holdings, Netherlands BV (Netherlands)

O. MetLife International Holdings, Inc. (Delaware)

P. Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

Q. Metropolitan Realty Management, Inc. (Delaware)

   1. Edison Supply and Distribution, Inc. (Delaware)

   2. Cross & Brown Company (New York)

      a. Cross & Brown Associates of New York, Inc. (New York)

      b. Cross & Brown Construction Corp. (New York)

      c. CBNJ, Inc. (New Jersey)

      d. SubBrown Corp. (New York)

R. MetPark Funding, Inc. (Delaware)

S. 2154 Trading Corporation (New York)

                                     III-9

T.   Transmountain Land & Livestock Company (Montana)

U.   Met West Agribusiness, Inc. (Delaware)

V.   Farmers National Company (Nebraska)

     1. Farmers National Commodities, Inc. (Nebraska)

W.   MetLife Trust Company, National Association. (United States)

X. PESCO Plus, L.C. (Florida). Metropolitan holds a 50% interest in PESCO Plus, L.C. and an unaffiliated party holds a 50% interest.

     1. Public Employees Equities Services Company (Florida)

Y.   Benefit Services Corporation (Georgia)

Z.   G.A. Holding Corporation (MA)

A.A. TNE-Y, Inc. (DE)

A.B. CRH Companies, Inc. (MA)

A.C. NELRECO Troy, Inc. (MA)

A.D. TNE Funding Corporation (DE)

A.E. L/C Development Corporation (CA)

A.F. Boylston Capital Advisors, Inc. (MA)

     1. New England Portfolio Advisors, Inc. (MA)

A.G. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.

A.H. DPA Holding Corp. (MA)

A.I. Lyon/Copley Development Corporation (CA)

A.J. NEL Partnership Investments I, Inc. (MA)

A.K. New England Life Mortgage Funding Corporation (MA)

A.L. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.

A.M. Mercadian Funding L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Funding L.P.

A.N. MetLife New England Holdings, Inc. (DE)

     1. New England Life Insurance Company (MA)

        a. New England Securities Corporation (MA)

                                     III-10

    b. Hereford Insurance Agency, Inc. (MA)

    c. Hereford Insurance Agency of Alabama, Inc. (AL)

    d. Hereford Insurance Agency of Minnesota, Inc. (MN)

    e. Newbury Insurance Company, Limited (Bermuda)

    f. TNE Information Services, Inc. (MA)

    g. Exeter Reassurance Company, Ltd. (MA)

    h. Omega Reinsurance Corporation (AZ)

    i. New England Pension and Annuity Company (DE)

    j. TNE Advisers, Inc. (MA)

    k. New England Investment Companies, Inc. (MA)

       1. New England Investment Companies, L.P. (DE) New England Investment Companies, Inc. hold a 0.29% general partnership interest in New England Investment Companies, L.P. MetLife New England Holdings, Inc. holds a 54.90% limited partnership interest in New England Investment Companies, L.P.

          a. NEIC Holdings, Inc. (MA)

             i.   (1) Back Bay Advisors, Inc. (MA)

                  (2) Back Bay Advisors, L.P. (DE) Back Bay Advisors, Inc. holds a 1% general partner interest and NEIC Holdings, Inc. holds a 99% limited partner interest in Back Bay Advisors, L.P.

             ii.  Reich & Tang Asset Management, Inc. (MA)

                  (1) Reich & Tang Distributors, L.P. (DE) Reich & Tang Asset
                      Management Inc. holds a 1% general interest and Reich & Tang Asset Management, L.P. holds a 99.5% limited partner interest in Reich Tang Distributors, L.P.

                  (2) Reich & Tang Asset Management L.P. Reich & Tang Asset
                      Management, Inc. holds a 0.5% general partner interest and NEIC Holdings, Inc. hold a 99.5% limited partner interest in Reich & Tang Asset Management, L.P.

                  (3) Reich & Tang Services, L.P. (DE) Reich & Tang Asset
                      Management, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, L.P. holds a 99% limited partner interest in Reich & Tang Services, L.P.

             iii. Loomis, Sayles & Company, Inc. (MA)

                  (1) Loomis Sayles & Company, L.P. (DE) Loomis Sayles &
                      Company, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles & Company, L.P.

            iv.   Westpeak Investment Advisors, Inc. (MA)

                  (1) Westpeak Investment Advisors, L.P. (DE) Westpeak
                      Investment Advisors, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Westpeak Investment Advisors, L.P.

            v.    VNSM, Inc. (DE)

                  (1) Vaughan, Nelson Scarborough & McConnell, L.P. (DE) VNSM,
                      Inc. holds a 1% general partner interest and Reich & Tang Asset Management Inc. holds Advisors, L.P. a 99% limited partner interest in Vaughan, Nelson Scarborough & McConnell, L.P.

                                    III-11

            vi.   MC Management, Inc. (MA)

                  (1) MC Management, L.P. (DE) MC Management, Inc. holds a 1%
                      general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in MC Management, L.P.

            vii.  Harris Associates, Inc. (DE)

                  (1) Harris Associates Securities L.P. (DE)

                      Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates Securities, L.P.


                  (2) Harris Associates L.P. (DE)

                      Harris Associates, Inc. holds a 0.33% general partner interest and New England Investment Company, L.P. Inc. holds a 99.67% limited partner interest in Harris Associates L.P.

                      (a) Harris Partners, Inc. (DE)

                      (b) Harris Partners L.L.C. (DE)

                          Harris Partners, Inc. holds a 1% membership interest and Harris Associates L.P. holds a 99% membership interest in Harris Partners L.L.C.

                          (i)   Aurora Limited Partnership (DE)

                                Harris Partners L.L.C. holds a 1% general partner interest

                          (ii)  Perseus Partners L.P. (DE)

                                Harris Partners L.L.C. holds a 1% general partner interest

                          (iii) Pleiades Partners L.P. (DE)

                                Harris Partners L.L.C. holds a 1% general partner interest

                          (iv)  Stellar Partners L.P. (DE)

                                Harris Partners L.L.C. holds a 1% general partner interest

                          (v)   SPA Partners L.P. (DE)

                                Harris Partners L.L.C. holds a 1% general partner interest

            viii. Graystone Partners, Inc. (MA)

                  (1) Graystone Partners, L.P. (DE)

                      Graystone Partners, Inc. holds a 1% general partner interest and New England Investment Company, L.P. holds a 99% limited partner interest in Graystone Partners, L.P.


            ix.   NEF Corporation (MA)

                  (1) New England Funds, L.P. (DE)

                      NEF Corporation holds a 1% general partner interest and New England Investment Company, L.P. holds a 99% limited partner interest in New England Funds, L.P.

                  (2) New England Funds Management, L.P. (DE)

                      NEF Corporation holds a 1% general partner interest and New England Investment Company, L.P. holds a 99% limited partner interest in New England Funds Management, L.P.


    l. Capital Growth Management, L.P. (DE)

       New England Investment Companies, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.

    m. AEW Capital Management L.P. (DE)

       New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.

                                    III-12

     1. AEW Investment Group, Inc. (MA)

           a. BBC Investment Advisors, Inc. (MA)

           b. Copley/Ochard Investors, Inc. (MA)

              i.  Copley/Ochard Investors, L.P. (DE)

                  Copley/Ochard Investors, Inc. holds a 1% general partner interest in Copley/Ochard Investors, L.P.

           c. AEW Real Estate Advisors, Inc. (MA)

              i.  AEW Advisors, Inc. (MA)

                  (1) Copley Management Partnership (MA)

                      Copley Advisors, Inc. holds a 1% general partner interest in Copley Management Partnership.

                  (2) Coptel Associates L.P. (DE)

                      Copley Advisors, Inc. holds a 1% general partner interest in Coptel Associates L.P.

                  (3) CIIF Associates (MA)

                      Copley Advisors, Inc. holds a .15% general partner interest in CIIF Associates.

                  (4) CIIF Associates II Limited Partnership (DE)

                      Copley Advisors, Inc. holds a .15% general partner interest in CIIF Associates II Limited Partnership.

                  (5) CIIF McInnes Associates (MA)

                      AEW Advisors, Inc. holds a .15% general partnership interest in CIIF McInnes Associates.

                  (6) CIIF Oxnard Associates (MA)

                      AEW Advisors, Inc. holds a .15% general partnership in CIIF Oxnard Associates.

                  (7) CIIF II Crossroads Limited Partnership (DE)

                      AEW Advisors, Inc. holds a 1% general partnership in CIIF II Crossroads Limited Partnership.

                  (8) CIIF II Tech Center Associates L.P. (DE)

                      AEW Advisors, Inc. holds a 1% general partnership in CIIF II Tech Center Associates L.P.

                  (9) CIIF II Tech Center, Inc. (MA)

                      AEW Advisors, Inc. holds a 5% interest in CIIF II Tech Center Associates, Inc.

             ii.  Copley Properties Company, Inc. (MA)

                  (1) New England Life Pension Properties (MA)

                      Copley Properties Company, Inc. holds a 1% general partner interest in New England Life Pension Properties.

             iii. Copley Properties Company II, Inc. (MA)

                  (1)New England Life Pension Properties II (MA)

                  Copley Properties Company II, Inc. holds a 1% general partner interest in New England Life Pension Properties II.

             iv.  Copley Properties Company III, Inc. (MA)

                  (1) New England Life Pension Properties III (MA)

                      Copley Properties Company III, Inc. holds a 1% general partner interest in New England Life Pension Properties III.

                                     III-13

            v.     Copley Securities Corporation (MA)

            vi.    Copley Margarita Associates L.P. (MA)

                   AEW Real Estate Advisors, Inc. holds a 0.001% general partner interest in Copley Margarita Associates L.P.

            vii.   Fourth Copley Corp. (MA)

                   (1) New England Life Pension Properties IV (MA)

                       Fourth Copley Corp. holds a 1% general partner interest in New England Life Pension Properties IV.

            viii.  Fifth Copley Corp. (MA)

                   (1) New England Life Pension Properties V (MA)

                       Fifth Copley Corp. holds a 1% general partner interest in New England Life Pension Properties V.

            ix.    Sixth Copley Corp. (MA)

                   (1) Copley Pension Properties VI (MA)

                       Sixth Copley Corp. holds a 1% general partner interest in Copley Pension Properties VI.

            x.     Seventh Copley Corp. (MA)

                   (1) Copley Pension Properties VII (MA)

                       Seventh Copley Corp. holds a 1% general partner interest in Copley Pension Properties VII.

            xi.    Eighth Copley Corp. (MA)

            xii.   First Income Corp. (MA)

                   (1) Copley Realty Income Partners 1 (MA)

                       First Income Corp. holds a 1% general partner interest in Copley Realty Income Partners 1.

            xiii.  Second Income Corp. (MA)

                   (1) Copley Realty Income Partners 2 (MA)

                       Second Income Corp. holds a 1% general partner interest in Copley Realty Income Partners 2.

            xiv.   Third Income Corp. (MA)

                   (1) Copley Realty Income Partners 3 (MA)

                       Third Income Corp. holds a 1% general partner interest in Copley Realty Income Partners 3.

            xv.    Fourth Income Corp. (MA)

                   (1) Copley Realty Income Partners 4 (MA)

                       Fourth Income Corp. holds a 1% general partner interest in Copley Realty Income Partners 4.

            xvi.   Third Singleton Corp. (MA)

                   (1) Copley Business Parks Associates L.P. (MA)

                       Third Singleton Corp. holds a 1% general partner interest in Copley Business Parks Associates L.P.

            xvii.  Fourth Singleton Corp. (MA)

            xviii. Fifth Singleton Corp. (MA)

                   (1) Copley Regional Centers Associates L.P. (MA)

                       Fifth Singleton Corp. holds a 1% general partner interest in Copley Regional Centers Associates L.P.

                                    III-14

             xix.     Sixth Singleton Corp. (MA)

                      (1) Copley Commerce Centers Associates L.P. (MA)

                          Sixth Singleton Corp. holds a 1% general partner interest in Copley Commerce Centers Associates L.P.


             xx.      CTR Corp. (MA )

             xxi.     New England Investment Associates, Inc. (DE)

             xxii.    BCOP Associates L.P. (MA)

                      AEW Real Estate Advisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.

             xxiii.   AEW Real Estate Advisors Limited Partnership

                      AEW Real estate Advisors, Inc. holds a 25% general partner interest in AEW Real Estate Advisors, Limited Partnership.

           d.BBC Investment Advisors, Inc. (MA)

             AEW Investment Group, Inc. holds a 60% general partner interest in BBC Investment Advisors, Inc. and Back Bay Advisors, L.P. holds a 40% limited partner interest.

    n. AEW Capital Management, Inc. (MA)

       (i) Copley Management and Advisors, L.P. (DE)

           AEW Capital Management, Inc. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest in Copley Management and Advisors, L.P.

           (a) BBC Investment Advisors, L.P. (DE)

               Copley Management Advisors, L.P. holds a 59.4% limited partner interest, Back Bay Advisors, L.P. holds a 39.6% limited partner interest and BBC Investment Advisors, Inc. holds a 1% general partner interest in BBC Investment Advisors, L.P.

  2. Copley Public Partners Holding, L.P. (DE)

     AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest.

  3. AEW Hotel Investment Corporation.

     In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

     (1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.

     (2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.

     (3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.

     (4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest. Metropolitan Structures owns 100% of the common stock of Cicero/Cermak Corporation, an Illinois corporation.

     (5) Seguros Genesis, S.A., (Mexico), is a Mexican insurer in which Metropolitan and two of its subsidiaries collectively own a 24.5% interest and have the right to designate 2 of the 9 members of the Board of Directors.

                                    III-15

   (6) Interbroker, Correduria de Reaseguros, S.A., is a Spanish insurance brokerage company in which Santander Met, S.A., a subsidiary of Metropolitan in which Metropolitan owns a 50% interest and has the right to designate 2 of the 4 members of the Board of Directors.

   (7) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

   (8) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters, Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company ("MET P&C"), serves as the attorney-in-fact and manages the association.

   (9) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership interests in certain companies. The various MILPs own, directly or indirectly, more than 50% of the voting stock of the following companies, Coating Technologies International, Inc.; Dan River, Inc.; Igloo Holdings, Inc. and its subsidiary, Igloo Products Corp.; Blodgett Holdings, Inc., and its subsidiaries, GS Blodgett Corporation, GS Blodgett International Ltd., GS Blodgett Inc., Pitco Frialator, Inc., Frialator International Limited, Magikitch'n, Inc., and Cloverleaf Properties, Inc.; and Briggs Holdings, Inc., and its subsidiary, Briggs Plumbing Products, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATION CHART DOES NOT INCLUDE REAL ESTATE
      JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 31. NUMBER OF CONTRACTOWNERS

  As of March 31, 1997, there were 1,110 owners of tax-qualified contracts and 227 owners of non-qualified contracts offered by Registrant.

ITEM 32. INDEMNIFICATION

  Article IV of the Registrant's Amended and Restated Rules and Regulations provides for the indemnification of its directors and officers as follows:

  "The Fund shall indemnify each of the members its Board of Managers and officers (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a member or officer or by reason of his being or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and except that no member or officer shall be indemnified against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence of reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees, so incurred by any such member or officer may be paid by the

                                     III-16

Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

  "As to any matter disposed of by a compromise payment by such member or officer, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund, after notice that it involves such indemnification, (a) by a disinterested majority of the members of the Board of Managers then in office; or (b) by a majority of the disinterested members of the Board of Managers then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Board of Managers, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such member or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such member or officer against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (d) by the Contractholders holding a majority of the votes at the time entitled to vote for members of the Board of Managers, exclusive of the votes of any interested member or officer. Approval by the Board of Managers pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this paragraph shall not prevent the recovery from any officer or member of any amount paid to him in accordance with either of such clauses as indemnification if such officer or member is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund or to have been liable to the Fund or its Contractholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

  "The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member or officer of the Board of Managers may be entitled. As used in this Article, the terms "member" and "officer" include their respective heirs, executors and administrators, and "interested" member or officer is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending, and a "disinterested person" is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. Nothing contained in this Article shall affect any rights to indemnification to which Fund personnel other than members and officers may be entitled by contract or otherwise under law."

  In addition, the Registrant's investment adviser maintains a professional liability insurance policy with maximum coverage of $6 million under which the Registrant and its managers are named insureds.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to managers, and affiliated persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager or affiliated person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such manager or affiliated person in connection with securities registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                    III-17

ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  Capital Growth Management Limited Partnership, the Registrant's investment adviser, provides investment advice to other registered investment companies and to other organizations and individuals. Such adviser's sole general partner, Kenbob, Inc. has not engaged during the past two fiscal years in any other businesses, professions, vocations or employments of a substantial nature.

ITEM 34. PRINCIPAL UNDERWRITERS

  (a) New England Securities Corporation also serves as principal underwriter for:

      New England Zenith Fund
      New England Retirement Investment Account
      The New England Variable Account
      New England Variable Life Separate Account
      New England Variable Annuity Separate Account

  (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:

                                 POSITIONS AND OFFICES WITH         POSITIONS AND OFFICES
NAME                               PRINCIPAL UNDERWRITER               WITH REGISTRANT
----                     ------------------------------------------ ---------------------
Thomas W. McConnell*.... Director, President and CEO                 None
Frederick K.             Chairman of Board, Director                 Chairman
 Zimmermann**...........
Bradley W. Anderson*.... Vice President                              None
Beverly J. DeWitt**..... Assistant Secretary                         Assistant Secretary
Anne M. Goggin**........ Vice President, General Counsel, Secretary  Manager
                         and Clerk
Mark F. Greco*.......... Vice President                              None
Laura A. Hutner*........ Vice President                              None
Mitchell A. Karman**.... Vice President                              None
Albert R. Margeson,      Senior Vice President                       None
 Jr.*...................
Robert F. Regan***...... Vice President                              None
Jonathan M. Rozek*...... Vice President                              None
Andrea M. Ruesch*....... Vice President                              None
Robert E. Schneider**... Director                                    None
Michael E. Toland*...... Vice President, Chief Compliance Officer,   None
                         Chief Financial Officer, Treasurer,
                         Assistant Secretary and Assistant Clerk

-------

      Principal Business Address: *399 Boylston Street, Boston, MA 02116
                    **501 Boylston Street, Boston, MA 02116
                   ***500 Boylston Street, Boston, MA 02116


  (c)

         (1)                (2)           (3)          (4)         (5)
                            NET
       NAME OF          UNDERWRITING COMPENSATION
      PRINCIPAL         DISCOUNTS &  REDEMPTION OR  BROKERAGE     OTHER
     UNDERWRITER        COMMISSIONS  ANNUITIZATION COMMISSIONS COMPENSATION
     -----------        ------------ ------------- ----------- ------------
New England Securities
 Corporation              $14,426           0            0           0

                                    III-18

  Commissions are paid on behalf of New England Securities Corporation directly to agents who are registered representatives of the principal underwriter.

ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

  The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

  (a) Registrant

  (b) New England Life Insurance Company
      501 Boylston Street
      Boston, Massachusetts 02116

  (c) State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

  (d) New England Securities Corporation
      399 Boylston Street
      Boston, Massachusetts 02116

  (e) Capital Growth Management Limited Partnership
      One International Place
      Boston, Massachusetts 02110

ITEM 36. MANAGEMENT SERVICES

  Not applicable

ITEM 37. UNDERTAKINGS

  Registrant hereby makes the following undertakings:

  (1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;
  (2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;
  (3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request;
  (4) To offer Contracts to participants in the Texas Optional Retirement Program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and
  (5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

  METROPOLITAN LIFE INSURANCE COMPANY REPRESENTS THAT THE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS DESCRIBED IN THIS REGISTRATION STATEMENT, IN THE AGGREGATE, ARE REASONABLE IN RELATION TO THE SERVICES RENDERED, THE EXPENSES TO BE INCURRED, AND THE RISKS ASSUMED BY METROPOLITAN LIFE INSURANCE COMPANY UNDER THE CONTRACTS.

                                    III-19

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, NEW ENGLAND VARIABLE ANNUITY FUND I, CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF BOSTON, AND COMMONWEALTH OF MASSACHUSETTS ON THIS 30TH DAY OF APRIL, 1997.

                                       New England Variable Annuity Fund I


                                       By:    /s/ Frederick K. Zimmermann+
                                          -----------------------------------
                                          Frederick K. Zimmermann Chairman
                                              of the Board of Managers

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


             SIGNATURE                      TITLE               DATE
             ---------                      -----               ----

     Frederick K. Zimmermann+        Chairman of the
-----------------------------------   Board of
      FREDERICK K. ZIMMERMAN          Managers;
                                      Principal
                                      Executive Officer

                                     Member of the
        John J. Arena*                Board
-----------------------------------
           JOHN J. ARENA

                                     Member of the
        John W. Flynn*                Board
-----------------------------------
           JOHN W. FLYNN

          Anne M. Goggin+            Member of the
-----------------------------------   Board
          ANNE M. GOGGIN

         Nancy Hawthorne+            Member of the
-----------------------------------   Board
          NANCY HAWTHORNE

        Joseph M. Hinchey+           Member of the
-----------------------------------   Board
         JOSEPH M. HINCHEY

                                    III-20


             SIGNATURE                       TITLE                DATE
             ---------                       -----                ----

     Richard S. Humphrey, Jr.+        Member of the Board
------------------------------------
      RICHARD S. HUMPHREY, JR.


        Robert B. Kittredge+          Member of the Board
------------------------------------
        ROBERT B. KITTREDGE

                                      Member of the Board
        John T. Ludes*
------------------------------------
           JOHN T. LUDES

          Laurens MacLure+            Member of the Board
------------------------------------
          LAURENS MACLURE

       Dale Rogers Marshall+          Member of the Board
------------------------------------
        DALE ROGERS MARSHALL

         Joseph F. Turley+            Member of the Board
------------------------------------
          JOSEPH F. TURLEY


By:      /s/ Marie C. Swift                                  April 30, 1997
    --------------------------------
           MARIE C. SWIFT
          ATTORNEY-IN-FACT

+ Executed by Marie C. Swift on behalf of those indicated pursuant to Powers of Attorney filed with Post-Effective Amendment No. 48 on Form N-3 (File No. 2-34420) on March 29, 1996.

* Executed by Marie C. Swift on behalf of those indicated pursuant to Powers of Attorney filed herewith.

                                     III-21

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, METROPOLITAN LIFE INSURANCE COMPANY, CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(B) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS AMENDMENT TO ITS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND THE STATE OF NEW YORK ON THIS THE 30TH DAY OF APRIL, 1997.

                                       Metropolitan Life Insurance Company


                                       By:      /s/ Gary A. Beller, Esq.
                                          ------------------------------------
                                                   Gary A. Beller, Esq.
                                              Executive Vice President and
                                                     General Counsel

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


             SIGNATURE                      TITLE               DATE
             ---------                      -----               ----

                 *                   Vice-Chairman and
-----------------------------------   Director
     THEODOSSIOS ATHANASSIADES

                 *                   Senior Executive Vice-
-----------------------------------   President and Chief
         STEWART G. NAGLER            Financial Officer
                                      (Principal Financial
                                      Officer)

                 *                   Senior Executive Vice-
-----------------------------------   President and
        FREDERICK P. HAUSER           Controller (Principal
                                      Accounting Officer)

                 *                   Director
-----------------------------------
        CURTIS H. BARNETTE

                 *                   Director
-----------------------------------
         GERALD CLARK

                 *                   Director
-----------------------------------
         JOAN GANZ COONEY

                                    III-22


             SIGNATURE                       TITLE                DATE


               *                      Director
------------------------------------
      BURTON A. DOLE, JR.

                 *                    Director
------------------------------------
         JAMES R. HOUGHTON


                 *                    Director
------------------------------------
          HELENE L. KAPLAN

               *                      Director
------------------------------------
      CHARLES M. LEIGHTON

                 *                    Director
------------------------------------
         RICHARD J. MAHONEY

                 *                    Director
------------------------------------
          ALLEN E. MURRAY

                 *                    Director
------------------------------------
        JOHN J. PHELAN, JR.

                 *                    Director
------------------------------------
          JOHN B. M. PLACE

                 *                    Director
------------------------------------
           HUGH B. PRICE

                 *                    Director
------------------------------------
         ROBERT G. SCHWARTZ

                 *                    Director
------------------------------------
          RUTH J. SIMMONS

                 *                    Director
------------------------------------
         WILLIAM S. SNEATH

                                      Director
------------------------------------
    WILLIAM C. STEENE, JR.


*By:  /s/ Christopher P. Nicholas, Esq.                      April 30, 1997
    -----------------------------------
     CHRISTOPHER P. NICHOLAS, ESQ.
            ATTORNEY-IN-FACT


                                     III-23

                                 EXHIBIT INDEX

  (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

       (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

  (2)  Amended and Restated Rules and Regulations of the Fund.

  (3) Form of Safekeeping Agreement is incorporated herein by reference to Registration Statement on Form N-8b-1 (File No. 811-1930) filed on August 26, 1969 and Amendment No. 1 thereto, filed on September 30, 1970. Amendment to Safekeeping Agreement dated August 29, 1991 is incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-3 (File No. 2-34420) filed on April 30, 1992.

       Custodian Fee Schedule is incorporated herein by reference to Post-Effective Amendment No. 21 (No. 2-34420) filed in January, 1980.

  (4) Advisory Agreement is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

  (5) Distribution Agreement is incorporated herein by reference to the Registration Statement on Form N-3 No. 333-11137) filed on August 30, 1996.

  (6) (i) Form of variable annuity contracts are incorporated herein by reference to Registration Statement on Form N-8b-1 (File No. 811-1930) filed on August 26, 1969 and Amendment No. 1 thereto, filed on September 30, 1970.

       (ii) Form of Endorsement: Tax-Sheltered Annuity is incorporated herein by reference to Post-Effective Amendment No. 40 on Form N-3 (File No. 2-34420) filed on April 24, 1989.

       (iii) Form of Endorsement: Individual Retirement Annuity is incorporated herein by reference to Post-Effective Amendment No. 40 on Form N-3 (File No. 2-34420) filed on April 24, 1989.

       (iv) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

  (7) Form of application is incorporated herein by reference to Registration Statement on Form N-8b-1 (File No. 811-1930) filed on August 26, 1969 and Amendments No. 1 and 2 thereto, filed on September 30, 1970 and November 30, 1970.

  (8) (i) Charter and By-Laws of Metropolitan Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

       (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.
  (9)  None

  (10) None

  (11) (i) Form of Administrative Agreement is incorporated herein by reference to Registration Statement on Form N-8b-1 (File No. 811-1930) filed on August 26, 1969 and Amendment No. 1 thereto, filed on September 30, 1970.

    (ii) Administrative Services Agreement is incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

  (12) Opinion and Consent of Christopher P. Nicholas, Esq.

  (13) (i)   Consent of Coopers & Lybrand L.L.P.

       (ii)  Consent of Deloitte & Touche LLP.

       (iii) Consent of Ropes & Gray.

  (14) None.

  (15) None

  (16) Schedule for computation of performance quotations is incorporated herein by reference to Post-Effective Amendment No. 45 on Form N-3 (File No. 2-34420) filed on April 29, 1994.

  (17) Powers of Attorney

    (i) Metropolitan Life Insurance Company. Additional Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

    (ii) Board of Managers of the Fund. Additional Powers of Attorney are incorporated herein by reference to Post-Effective Amendment No. 48 on Form N-3 (File No. 2-34420) filed on March 29, 1996.

  (27) Financial Data Schedule